PROSPECTUS

DREYFUS FOUNDERS FUNDS, INC.

PROSPECTUS
CLASS F SHARES

MAY 1, 2003

DREYFUS FOUNDERS BALANCED FUND

DREYFUS FOUNDERS DISCOVERY FUND*

DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND

DREYFUS FOUNDERS GROWTH FUND

DREYFUS FOUNDERS GROWTH AND INCOME FUND

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND

DREYFUS FOUNDERS MID-CAP GROWTH FUND

DREYFUS FOUNDERS MONEY MARKET FUND

DREYFUS FOUNDERS PASSPORT FUND

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND

The Class F shares offered by this Prospectus are open only to grandfathered investors.

*Discovery Fund has discontinued public sales of its shares to new investors, but shareholders who have open Discovery Fund accounts may make additional investments and reinvest dividends and capital gains distributions in their accounts. Participants in certain retirement plans which have established Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. Once a Discovery Fund account has been closed, additional investments in Discovery Fund may not be possible.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these Funds' shares or determined whether the information in this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                            DREYFUS FOUNDERS FUNDS(R)
                             THE GROWTH SPECIALISTS

TABLE OF CONTENTS

Our Investment Approach                                                       4
About the Funds                                                               4
Fund Summaries                                                                5
  Dreyfus Founders Balanced Fund                                              6
  Dreyfus Founders Discovery Fund                                             8
  Dreyfus Founders Government Securities Fund                                10
  Dreyfus Founders Growth Fund                                               12
  Dreyfus Founders Growth and Income Fund                                    14
  Dreyfus Founders International Equity Fund                                 16
  Dreyfus Founders Mid-Cap Growth Fund                                       18
  Dreyfus Founders Money Market Fund                                         20
  Dreyfus Founders Passport Fund                                             22
  Dreyfus Founders Worldwide Growth Fund                                     24
More About Investment Objectives, Strategies, and Risks                      26
The Funds' Manager                                                           28
About Your Investment                                                        29
Types of Accounts                                                            30
Minimum Initial Investments                                                  31
Minimum Additional Investments                                               31
Doing Business with Dreyfus Founders Funds                                   32
For More Information About Your Account                                      36
Establishing Additional Services                                             37
Dividends and Distributions                                                  38
Taxes                                                                        38
Shareholder and Transfer Agency Services                                     39
Brokerage Allocation                                                         39
Financial Highlights                                                         40

OUR INVESTMENT APPROACH

Colorado-based Founders Asset Management LLC ("Founders") manages the Dreyfus Founders Funds using a "growth style" of investing. We use a consistent, bottom-up approach to build equity portfolios, searching for companies across all industries whose fundamental strengths may lead to superior earnings growth over time. When a company's fundamentals are strong, we believe earnings growth may follow. Using this disciplined, hands-on approach, we look for both domestic and foreign companies having some or all of the following characteristics:

-    demonstrated, sustainable growth that is faster than their peers

-    strong management team

- superior products or services with leading market positions and growing brand identities

-    financial, marketing, and operating strength

We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet our investment criteria. We often meet company management teams and other key staff face-to-face, talk to suppliers, customers and competitors, and tour corporate facilities and manufacturing plants in an effort to get a complete picture of a company before we invest.

Founders is the growth specialist affiliate of The Dreyfus Corporation ("Dreyfus"), a leading mutual fund complex with approximately $183 billion in over 200 mutual fund portfolios as of December 31, 2002. Founders and Dreyfus are investment subsidiaries of Mellon Financial Corporation, a global financial services company with approximately $581 billion in assets under management as of December 31, 2002.

ABOUT THE FUNDS

AGGRESSIVE GROWTH FUNDS
Dreyfus Founders Discovery Fund

Dreyfus Founders Mid-Cap Growth Fund

Dreyfus Founders Passport Fund

The aggressive growth funds generally invest in faster-growing and more volatile stocks. Founders' aggressive growth funds may be suitable for your investment plan if you have a long time horizon and are comfortable with short-term volatility.

GROWTH FUNDS
Dreyfus Founders Growth Fund

Dreyfus Founders International Equity Fund

Dreyfus Founders Worldwide Growth Fund

Investors may use growth funds to form the core of their long-term investment plan because they may be less volatile over time than aggressive growth funds, while still maintaining the potential for growth. Growth funds may be suitable for your investment plan if you have a long time horizon.

[SIDENOTE]

KEY CONCEPTS

WHAT THE FUNDS ARE--AND AREN'T.

These Funds are mutual funds: pooled investments that are professionally managed and give you the opportunity to participate in financial markets. They strive to meet their stated goals, although as with all mutual funds, they cannot offer guaranteed results. You could lose money in these Funds, but you also have the potential to make money.

An investment in the Funds is not a bank deposit, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

GROWTH AND INCOME FUNDS
Dreyfus Founders Balanced Fund

Dreyfus Founders Growth and Income Fund

These Funds invest in companies that tend to be larger and more established and that may pay dividends. The Balanced Fund invests at least 25% of its total assets in investment grade fixed-income securities. While these Funds still carry risks, they generally present less risk than aggressive growth or pure growth funds.

INCOME FUNDS
Dreyfus Founders Government Securities Fund

Dreyfus Founders Money Market Fund

These Funds are our lowest-risk funds. They may be suitable for you if you have a short-term investment horizon, desire more safety and liquidity than may be available with equity funds, seek a modest level of income, or consider yourself a "saver" rather than an investor.

This information is based on our assessment of the potential volatility of the Dreyfus Founders Funds relative to one another and should not be used to compare the Funds to other types of mutual funds or other types of investments.

CLASS F SHARES
Each Fund, other than Government Securities and Money Market Funds, offers multiple classes of shares. This Prospectus describes Class F shares. As described in more detail in the section "About Your Investment--Investing in the Funds," Class F shares are generally offered only to existing shareholders of the Dreyfus Founders Funds who have continuously maintained a Fund account since December 30, 1999. The other classes of shares have sales charges and different fee structures, and are offered by a separate prospectus which is available from financial services representatives. All share classes of a Fund invest in the same underlying portfolio of securities and have the same management team. However, because of different fees and expenses, the performance of share classes varies.

FUND SUMMARIES
The following Fund Summaries provide an overview of each Fund's investment objective and principal investment strategies, describe the main risks of investing, show historical investment performance, and list the fees and expenses of investing in each Fund. More detailed information about the Funds' investment strategies and associated risks follows the Fund Summaries. Please keep in mind that no Fund can guarantee that it will meet its investment objective and that, as with any investment, you can lose money by investing in the Funds.

A Fund's Morningstar category is subject to change.

Comparative indexes are shown throughout this Prospectus to provide a basis for viewing a Fund's historical performance against an unmanaged securities market index. The indexes used in this Prospectus account for both change in security price and reinvestment of dividends, do not reflect the impact of taxes, and, except as noted, do not reflect the costs of managing a mutual fund. You may not invest directly in these indexes.

[SIDENOTE]

KEY CONCEPTS

12b-1 PLANS

All of the Funds (except Money Market Fund) have adopted a Rule 12b-1 Plan which allows the Funds to pay fees of up to 0.25% of their respective Class F assets for the sale and distribution of Class F shares and services provided to Class F shareholders. The 12b-1 fee is paid out of a Fund class's assets on an ongoing basis. Over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

[PHOTO]

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FRINX
BALANCED FUND                              Morningstar Category: Domestic Hybrid


INVESTMENT APPROACH
Balanced Fund seeks current income and capital appreciation. To pursue this goal, the Fund normally invests in a balanced portfolio of common stocks, U.S. and foreign government securities, and a variety of corporate fixed-income obligations.

For the equity portion of its portfolio, the Fund emphasizes investments in common stocks with the potential for capital appreciation. These stocks generally pay regular dividends, although the Fund also may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. Normally, the Fund will invest a significant percentage (at least 25%, but no more than 75%) of its total assets in equity securities.

The Fund will maintain a minimum of 25% of its total assets in fixed-income, investment-grade securities rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard & Poor's. Normally, the Fund will not invest more than 75% of its total assets in fixed-income securities, but the Fund may invest up to 100% of its assets in such securities for temporary defensive purposes.

The Fund also may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INTEREST RATE RISK When interest rates change, the value of the fixed-income portion of the Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

ASSET ALLOCATION RISK The Fund's asset allocation between equities and fixed-income securities will vary depending on the portfolio manager's evaluation of general market and economic conditions. If this assessment is incorrect, the Fund's returns may vary considerably from other balanced funds with different equity/fixed-income asset allocations.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

[CHART]

Year-by-Year Total Return AS OF 12/31 -- CLASS F SHARES

 1993       1994       1995       1996      1997      1998      1999       2000       2001      2002
 ----       ----       ----       ----      ----      ----      ----       ----       ----      ----
21.85%     -1.94%     29.41%     18.76%    16.90%    13.96%    -2.22%    -10.44%     -9.94%    -17.46%


BEST QUARTER:
Q4 2001  +13.76%

WORST QUARTER:
Q3 2001  -17.51%

[SIDENOTE]

KEY CONCEPTS

DEBT SECURITY represents money borrowed that must be repaid to the lender at a future date. Bonds, notes, bills, and money market instruments are examples of debt securities.

Average Annual Total Returns AS OF 12/31/02

                                                1 YEAR        5 YEARS        10 YEARS
                                                ------        -------        --------
Balanced Fund--Class F*
   RETURN BEFORE TAXES                         -17.46%         -5.80%          4.77%
   RETURN AFTER TAXES ON DISTRIBUTIONS         -17.83%         -7.24%          2.23%
   RETURN AFTER TAXES ON DISTRIBUTIONS
     AND SALE OF FUND SHARES                   -10.71%         -4.84%          2.91%
S&P 500 Index                                  -22.10%         -0.59%          9.34%
Lipper Balanced Fund Index                     -10.69%          2.10%          7.53%

* Inception date 2/19/63

The Standard & Poor's (S&P) 500 Index is a market-value weighted, unmanaged index of common stocks considered representative of the broad market. The Lipper Balanced Fund Index is an average of the performance of the 30 largest balanced funds tracked by Lipper Inc. and reflects the expenses of managing the mutual funds included in the index.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES                    % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                DAILY NET ASSETS
Management Fee                                        0.65%
Rule 12b-1 Fee                                        0.25%
Other Expenses(1,2)                                   0.55%
                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES(2)               1.45%

(1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(2)  Restated to reflect current accounting fees.

Expense Example

1 Year             $148
3 Years            $459
5 Years            $792
10 Years         $1,735

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGERS
JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in November 2001 and has been lead portfolio manager of Balanced Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to November 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

JOHN V. JOHNSON, Assistant Portfolio Manager. Mr. Johnson is a Chartered Financial Analyst who has been the assistant portfolio manager of Balanced Fund since November 2002. Mr. Johnson joined Founders as a senior equity analyst in June 2002. Before joining Founders, Mr. Johnson was an equity analyst at American Century Investments from 2001 to June 2002, an equity analyst at The Abernathy Group from 1999 to 2001, and an equity analyst at Berger LLC from 1997 to 1999.

[PHOTO]

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FDISX
DISCOVERY FUND                                Morningstar Category: Small Growth
Discovery Fund is closed to new Investors
(See "About Your Investment--Investing in the Funds" for more information.)

INVESTMENT APPROACH
Discovery Fund seeks capital appreciation. To pursue this goal, the Fund invests primarily in small and relatively unknown companies with high growth potential. Discovery Fund will normally invest at least 65% of its total assets in common stocks of small-cap companies. The Fund also may invest in larger companies if they represent better prospects for capital appreciation. Although the Fund normally will invest in common stocks of U.S.-based companies, it may invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

SMALL COMPANY RISK While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 -- CLASS F SHARES

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
10.81%   -7.75%   31.30%   21.20%   12.00%   14.19%   94.59%   -8.26%  -17.81%   -33.08%

BEST QUARTER:
Q4 1999  +41.85%

WORST QUARTER:
Q3 2001  -28.04%

[SIDENOTE]

KEY CONCEPTS

SMALL-CAP COMPANIES are generally those companies with market capitalizations of less than $2.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

MARKET CAPITALIZATION is the value of a corporation calculated by multiplying the number of its outstanding shares of common stock by the current market price of a share.

Average Annual Total Returns AS OF 12/31/02

                                          1 YEAR   5 YEARS  10 YEARS
Discovery Fund--Class F*
  RETURN BEFORE TAXES                     -33.08%   2.32%    7.40%
  RETURN AFTER TAXES ON DISTRIBUTIONS     -33.80%   0.50%    5.11%
  RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES               -20.31%   1.76%    5.53%

Russell 2000 Index                        -20.48%  -1.36%    7.15%

Russell 2000 Growth Index                 -30.26%  -6.59%    2.62%

* Inception date 12/29/89

The Russell 2000 Index is a widely recognized unmanaged small-cap index comprising common stocks of the 2,000 U.S. public companies next in size after the largest 1,000 publicly traded U.S. companies. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. In future prospectuses, the Fund's performance will no longer be compared to the Russell 2000 Index, as the Fund's portfolio composition corresponds more closely to the Russell 2000 Growth Index.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES                    % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                DAILY NET ASSETS
Management Fee                                        0.82%
Rule 12b-1 Fee                                        0.25%
Other Expenses(1,2)                                   0.35%
                                                      ----
TOTAL ANNUAL FUND OPERATING EXPENSES(2)               1.42%

(1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(2)  Restated to reflect current accounting fees.

Expense Example

1 Year      $145
3 Years     $449
5 Years     $776
10 Years  $1,702

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER
ROBERT T. AMMANN, Vice President of Investments. Mr. Ammann is a Chartered Financial Analyst who has been portfolio manager of Discovery Fund since 1997. Mr. Ammann joined Founders in 1993 as a research analyst, and became a senior research analyst in 1996.

[PHOTO]
DREYFUS FOUNDERS                                    Class F Ticker Symbol: FGVSX
GOVERNMENT SECURITIES FUND         Morningstar Category: Intermediate Government


INVESTMENT APPROACH
Government Securities Fund seeks current income. To pursue this goal, the Fund normally invests at least 80% of its net assets in obligations of the U.S. government. This policy may not be changed unless at least 60 days' prior notice of the change is given to Fund shareholders. U.S. government obligations include Treasury bills, notes, and bonds and Government National Mortgage Association
(GNMA) pass-through securities, which are supported by the full faith and credit of the U.S. Treasury, as well as obligations of other agencies and instrumentalities of the U.S. government. The Fund may invest the remainder of its net assets in non-U.S. government securities including, without limitation, securities issued by foreign governments and/or their agencies. However, the Fund will not invest more than 20% of its net assets in the securities of any one foreign country.


The weighted average maturity of the Fund will vary depending on our evaluation of market conditions, patterns and trends. There are no limitations on the Fund's overall maturity, nor on the maturity of any individual issues in the Fund.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

INTEREST RATE RISK When interest rates change, the value of the Fund's holdings will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk. Securities issued by certain U.S. government agencies and instrumentalities are not supported by the full faith and credit of the U.S. Treasury, and therefore may have greater credit risk than Treasury securities.

PREPAYMENT RISK This risk relates primarily to mortgage-backed securities. During a period of declining interest rates, homeowners may refinance their high-rate mortgages and prepay the principal. Cash from these prepayments flows through to prepay the mortgage-backed securities, necessitating reinvestment in bonds with lower interest rates, which may lower the return of the Fund.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 -- CLASS F SHARES

1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
9.30%  -7.50%  11.10%   2.34%   7.90%   9.76%  -3.77%  10.57%   6.37%  10.86%

BEST QUARTER:
Q3 1998  +6.04%

WORST QUARTER:
Q1 1994  -4.40%

[SIDENOTE]

KEY CONCEPTS

BOND is an IOU (debt security) issued by a government or corporation that pays a stated rate of interest and returns the face value on the maturity date.

MATURITY is the length of time until a bond or other debt instrument "matures" or becomes due and payable.

Average Annual Total Returns AS OF 12/31/02

                                                 1 Year   5 Years  10 Years
Government Securities Fund--Class F*
  RETURN BEFORE TAXES                            10.86%    6.61%     5.50%
  RETURN AFTER TAXES ON DISTRIBUTIONS             9.20%    4.72%     3.33%
  RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                       6.61%    4.35%     3.29%

Lehman Brothers U.S. Government
  Composite Index                                11.50%    7.77%     7.56%

Lehman Brothers U.S. Treasury
  Composite Index                                11.96%    7.77%     7.55%

* Inception date 3/1/88

The Lehman Brothers U.S. Government Composite Index reflects the performance of publicly issued obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and debt guaranteed by the U.S. government. The Lehman Brothers U.S. Treasury Composite Index is composed of all public obligations of the U.S. Treasury, excluding certain securities, that have at least one year to maturity and an outstanding par value of at least $150 million. In future prospectuses, the Fund's performance will no longer be compared to the Lehman Brothers U.S. Treasury Composite Index, as the Fund's portfolio composition corresponds more closely to the Lehman Brothers U.S. Government Composite Index.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES                           % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)                       DAILY NET ASSETS
Management Fee(1)                                            0.65%

Rule 12b-1 Fee(2)                                            0.25%

Other Expenses(3,4)                                          0.58%
                                                             ----
TOTAL ANNUAL FUND OPERATING EXPENSES
  (WITHOUT REIMBURSEMENTS AND WAIVERS)(1,2,4)                1.48%

TOTAL ANNUAL FUND OPERATING EXPENSES
  (WITH REIMBURSEMENTS AND WAIVERS)(1,2,4)                   0.93%


(1) Founders has agreed to reduce the Government Securities Fund's management fee from 0.65% to 0.35% of the Fund's average net assets pursuant to a contractual commitment. This waiver will extend through at least August 31, 2004, and will not be terminated without prior notice to the Funds' Board of Directors.

(2) Founders has waived certain 12b-1 fees for the Class F shares of Government Securities Fund pursuant to a contractual commitment. After the waiver, Class F 12b-1 fees for the Fund were 0.02%. This waiver will extend through at least August 31, 2004, and will not be terminated without prior notice to the Funds' Board of Directors.

(3) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

(4)  Restated to reflect current accounting fees.

Expense Example

1 Year            $120
3 Years           $438
5 Years           $779
10 Years        $1,743

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses with Founders' management fee waiver (but without other reimbursements and waivers). The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without any reimbursements or waivers for each year after year one.

PORTFOLIO MANAGER
MARGARET R. DANUSER, Portfolio Manager. Ms. Danuser has been the portfolio manager of Government Securities Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

[PHOTO]
DREYFUS FOUNDERS                                    Class F Ticker Symbol: FRGRX
GROWTH FUND                                   Morningstar Category: Large Growth

INVESTMENT APPROACH
Growth Fund seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in common stocks of well-established, high-quality growth companies. These companies tend to have strong performance records, solid market positions, reasonable financial strength, and continuous operating records of three years or more. The Fund may also invest up to 30% of its total assets in foreign securities, with no more than 25% invested in any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 -- CLASS F SHARES

1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
25.53%  -3.35%   45.59%   16.57%   26.60%   25.04%   39.06%   -27.23%  -24.95%  -28.96%

BEST QUARTER:
Q4 1999  +31.77%

WORST QUARTER:
Q4 2000  -25.03%

[SIDENOTE]

KEY CONCEPTS

Founders uses a BOTTOM-UP APPROACH, meaning we choose Fund investments by analyzing the fundamentals of individual companies one at a time rather than focusing on broader market themes.

Average Annual Total Returns AS OF 12/31/02

                                            1 YEAR   5 YEARS  10 YEARS
Growth Fund--Class F*
  RETURN BEFORE TAXES                       -28.96%   -7.57%   5.81%
  RETURN AFTER TAXES ON DISTRIBUTIONS       -28.96%   -9.50%   3.15%
  RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES                 -17.78%   -5.13%   4.70%

Russell 1000 Growth Index                   -27.88%   -3.84%   6.70%

S&P 500 Index                               -22.10%   -0.59%   9.34%

* Inception date 1/5/62

The Russell 1000 Growth Index is an unmanaged index that measures the performance of the common stocks of those companies among the largest 1,000 publicly traded U.S. companies with higher price-to-book ratios and higher forecasted growth values. The Standard & Poor's (S&P) 500 Index is a market-value weighted, unmanaged index of common stocks considered representative of the broad market.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES             % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)         DAILY NET ASSETS
Management Fee                                 0.72%
Rule 12b-1 Fee                                 0.25%
Other Expenses(1,2)                            0.42%
                                               ----
TOTAL ANNUAL FUND OPERATING EXPENSES(2)        1.39%

(1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(2)  Restated to reflect current accounting fees.

Expense Example

1 Year       $142
3 Years      $440
5 Years      $761
10 Years   $1,669

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER
JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in November 2001 and has been portfolio manager of Growth Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to November 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

[PHOTO]
DREYFUS FOUNDERS                                    Class F Ticker Symbol: FRMUX
GROWTH AND INCOME FUND                         Morningstar Category: Large Blend

INVESTMENT APPROACH
Growth and Income Fund seeks long-term growth of capital and income. To pursue this goal, the Fund primarily invests in common stocks of large, well-established and mature companies of great financial strength. These companies generally have long records of profitability and dividend payments and a reputation for high-quality management, products, and services. The Fund normally invests at least 65% of its total assets in stocks that are included in a widely recognized index of stock market performance, such as the Dow Jones Industrial Average, the Standard & Poor's 500 Index, or the NASDAQ Composite Index and that generally pay regular dividends.

The Fund may invest in non-dividend-paying companies if they offer better prospects for capital appreciation. The Fund may also invest up to 30% of its total assets in foreign securities.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

STOCK MARKET RISK The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence. In addition, whether or not our assessment of a company's potential to increase earnings faster than the rest of the market is correct, the securities in the portfolio may not increase in value, and could decrease in value.

INVESTMENT STYLE RISK Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Fund's growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 -- CLASS F SHARES

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
14.49%    0.53%   29.06%   24.37%   19.40%   17.78%   15.03%   -19.57%  -17.55%  -25.33%

BEST QUARTER:
Q4 1999   +17.77%

WORST QUARTER:
Q2 2002   -16.39%

[SIDENOTE]

KEY CONCEPTS

LARGE COMPANIES are generally companies that have market capitalizations of more than $10 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

DIVIDEND is a payment of stock or cash from a company's profits to its stockholders.

Average Annual Total Returns AS OF 12/31/02

                                        1 YEAR   5 YEARS   10 YEARS
Growth and Income Fund--Class F*
  RETURN BEFORE TAXES                   -25.33%   -7.67%     4.00%
  RETURN AFTER TAXES ON DISTRIBUTIONS   -25.35%   -9.04%     0.48%
  RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES             -15.55%   -5.76%     2.25%

S&P 500 Index                           -22.10%   -0.59%     9.34%

* Inception date 7/5/38

The Standard & Poor's (S&P) 500 Index is a market-value weighted, unmanaged index of common stocks considered representative of the broad market.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES                % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)            DAILY NET ASSETS
Management Fee                                    0.65%
Rule 12b-1 Fee(1)                                 0.08%
Other Expenses(2,3)                               0.37%
                                                  ----

TOTAL ANNUAL FUND OPERATING EXPENSES(3)           1.10%


(1) The Rule 12b-1 distribution plan permits a maximum 12b-1 fee of 0.25% of the average daily net assets of the Fund.
(2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(3)  Restated to reflect current accounting fees.

Expense Example

1 Year         $112
3 Years        $350
5 Years        $606
10 Years     $1,340

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER
JOHN B. JARES, Vice President of Investments. Mr. Jares, a Chartered Financial Analyst, joined Founders in November 2001 and has been portfolio manager of Growth and Income Fund since that time. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to November 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

DREYFUS FOUNDERS                                    Class F Ticker Symbol: FOIEX
INTERNATIONAL EQUITY FUND                    Morningstar Category: Foreign Stock


INVESTMENT APPROACH
International Equity Fund, an international fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 80% of its net assets in foreign equity securities from a minimum of three countries outside the United States, including both established and emerging economies. The Fund's policy of normally investing at least 80% of its net assets in foreign equity securities may not be changed unless at least 60 days' prior notice of the change is given to Fund shareholders. The Fund will not invest more than 50% of its assets in these securities of any one foreign country. Although the Fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S.-based companies.


MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 -- CLASS F SHARES

1993    1994    1995    1996    1997    1998    1999     2000     2001     2002
                       18.60%  16.10%  17.01%  58.71%   -17.65%  -30.35%  -28.30%

BEST QUARTER:
Q4 1999   +39.78%

WORST QUARTER:
Q3 2002   -22.48%

KEY CONCEPTS

INTERNATIONAL FUND is a type of mutual fund that generally invests in securities traded anywhere in the world, except the United States.

FOREIGN SECURITIES are securities of issuers, wherever organized, that have their principal business activities outside of the United States. We consider where the issuer's assets are located, whether the majority of the issuer's gross income is earned outside of the United States, or whether the issuer's principal stock exchange listing is outside of the United States.

Average Annual Total Returns AS OF 12/31/02

                                         1 YEAR     5 YEARS     SINCE INCEPTION*
International Equity Fund--Class F*

  RETURN BEFORE TAXES                    -28.30%     -5.25%          0.72%
  RETURN AFTER TAXES ON DISTRIBUTIONS    -28.34%     -6.55%         -0.86%
  RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES              -17.38%     -3.86%          0.61%

Morgan Stanley Capital International
  World ex U.S. Index                    -15.80%     -2.72%         -0.70%

Morgan Stanley Capital International
  All-Country World ex U.S. Free Index   -14.95%       n/a            n/a

* Inception date 12/29/95

The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand and the Far East. Since inception performance data for the MSCI World ex U.S. Index is from December 31, 1995 through December 31, 2002. The MSCI All-Country World ex U.S. Free Index measures the performance of equity securities in both emerging and developed markets outside the United States. Only securities available to foreign (non-local) investors are included. Historical returns beyond the one-year period are not currently available for the MSCI All-Country World ex U.S. Free Index.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES                  % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)              DAILY NET ASSETS
Management Fee                                      0.75%
Rule 12b-1 Fee                                      0.25%
Other Expenses(1,2)                                 0.93%
Expense Reimbursement(3)                           (0.53%)
                                                   -----

TOTAL ANNUAL FUND OPERATING EXPENSES(2,3)           1.40%


(1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(2)  Restated to reflect current accounting and state registration fees.
(3) Founders has agreed to permanently limit the total expenses of the Fund pursuant to a contractual commitment so that Class F Total Annual Fund Operating Expenses will not exceed 1.40%.

Expense Example

1 Year       $143
3 Years      $443
5 Years      $766
10 Years   $1,680

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. These examples are based on Total Annual Fund Operating Expenses (with all reimbursements and waivers), which reflect Founders' permanent management fee waiver and expense limitation.


PORTFOLIO MANAGERS
International Equity Fund is co-managed by two portfolio managers, REMI J. BROWNE and DANIEL B. LEVAN. Each is a Chartered Financial Analyst and has been employed by Founders since March 2003. Mr. Browne also is a senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), an affiliate of Founders, where he has been employed since 1996. Mr. LeVan, a vice president of Standish Mellon, is lead portfolio manager for global, international and European small-cap portfolios at Standish Mellon, where he has been employed since 1994.

[PHOTO]
DREYFUS FOUNDERS                                    Class F Ticker Symbol: FRSPX
MID-CAP GROWTH FUND                         Morningstar Category: Mid-Cap Growth


INVESTMENT APPROACH
Mid-Cap Growth Fund seeks capital appreciation by emphasizing investments in equity securities of mid-cap companies with favorable growth prospects. To pursue this goal, the Fund will normally invest at least 80% of its net assets in equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index. This policy may not be changed unless at least 60 days' prior notice of the change is given to Fund shareholders. The Fund also may invest in larger or smaller companies if they represent better prospects for capital appreciation. The Fund may invest up to 30% of its total assets in foreign securities, with no more than 25% of its total assets invested in the securities of any one foreign country.


MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

SMALL AND MID-CAP COMPANY RISK While small and mid-cap companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve greater risks of loss and price fluctuations. Small-cap companies, and to an extent mid-cap companies, may be in the early stages of development; have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small or mid-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small or mid-cap company, if it realizes any gain at all.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare to those of an appropriate broad-based index. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 -- CLASS F SHARES

 1993     1994     1995     1996     1997      1998      1999      2000      2001     2002
16.02%   -4.90%   25.69%   15.33%   16.40%    -1.73%    42.27%    -23.69%   -20.41%  -24.50%

BEST QUARTER:
Q4 1999   +33.99%

WORST QUARTER:
Q3 1998   -29.87%

Average Annual Total Returns AS OF 12/31/02

                                         1 YEAR    5 YEARS    10 YEARS
Mid-Cap Growth Fund--Class F*
  RETURN BEFORE TAXES                   -24.50%     -8.51%      1.79%
  RETURN AFTER TAXES ON DISTRIBUTIONS   -24.50%    -11.73%     -2.15%
  RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES             -15.04%     -6.65%      0.59%

Russell Midcap Growth Index             -27.41%     -1.82%      6.71%

* Inception date 9/8/61

The Russell Midcap Growth Index measures the performance of the 800 smallest companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the largest 1,000 publicly traded U.S. companies.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES              % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)          DAILY NET ASSETS
Management Fee                                  0.82%
Rule 12b-1 Fee                                  0.25%
Other Expenses(1,2)                             0.50%
                                                ----
TOTAL ANNUAL FUND OPERATING EXPENSES(2)         1.57%

(1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(2)  Restated to reflect current accounting fees.

Expense Example

1 Year                 $160
3 Years                $496
5 Years                $855
10 Years             $1,867

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER
KEVIN S. SONNETT, Vice President of Investments. Mr. Sonnett is a Chartered Financial Analyst who has been portfolio manager of Mid-Cap Growth Fund since December 1999. He joined Founders in February 1997 as an equity analyst for the small- and mid-cap team.

[PHOTO]
DREYFUS FOUNDERS                                    Class F Ticker Symbol: FMMXX
MONEY MARKET FUND

INVESTMENT APPROACH
Money Market Fund seeks maximum current income consistent with the preservation of capital and liquidity. To pursue this goal, the Fund invests in high-quality money market instruments with minimal credit risks and remaining maturities of 397 calendar days or less, including those issued by:

-    Corporate issuers
-    U.S. government and its agencies and instrumentalities
-    U.S. and foreign banks

Money market funds are subject to strict federal requirements and must maintain an average dollar-weighted portfolio maturity of 90 days or less.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

INTEREST RATE RISK When interest rates change, the Fund's yield will be affected. An increase in interest rates tends to increase the Fund's yield, while a decline in interest rates tend to reduce its yield.

CREDIT RISK The value of the debt securities held by the Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they become due.

INFLATION RISK Inflation risk is the risk that your investment will not provide enough income to keep pace with inflation.

An investment in Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Depending on market conditions, the Fund may be more heavily invested in government obligations, which could reduce the Fund's yield.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 -- CLASS F SHARES

 1993    1994    1995    1996    1997    1998    1999    2000    2001    2002
 2.20%   3.40%   5.10%   4.51%   4.70%   4.67%   4.35%   5.62%   3.40%   0.98%

BEST QUARTER:
Q4 2000   +1.46%

WORST QUARTER:
Q4 2002   +0.21%

[SIDENOTE]

KEY CONCEPTS

MONEY MARKET is the economic market that exists to provide very short-term funding to corporations, municipalities, and the U.S. government.

Average Annual Total Returns AS OF 12/31/02

                              1 YEAR   5 YEARS  10 YEARS
Money Market Fund--Class F*    0.98%    3.81%    3.71%

* Inception date 6/23/81

Money Market Fund's most current seven-day yield is available by calling Founders QUOTELINE at 1-800-232-8088.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES               % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)           DAILY NET ASSETS
Management Fee(1)                               0.50%
Rule 12b-1 Fee                                   n/a
Other Expenses(2,3)                             0.37%
                                                ----
TOTAL ANNUAL FUND OPERATING EXPENSES
(WITHOUT MANAGEMENT FEE WAIVER)(1,3)            0.87%

TOTAL ANNUAL FUND OPERATING EXPENSES
(WITH MANAGEMENT FEE WAIVER)(1,3)               0.82%

(1) Founders has agreed to reduce Money Market Fund's management fee from 0.50% to 0.45% of the Fund's average net assets pursuant to a contractual commitment. This waiver will extend through at least August 31, 2004 and will not be terminated without prior notice to the Funds' Board of Directors.

(2) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.

(3)  Restated to reflect current accounting fees.

Expense Example

1 Year        $84
3 Years      $273
5 Years      $477
10 Years   $1,068

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only. The 1-year example and the first year of the 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses with Founders' management fee waiver. The 3-, 5-, and 10-year examples are based on Total Annual Fund Operating Expenses without any waivers for each year after year one.

PORTFOLIO MANAGER

MARGARET R. DANUSER, Portfolio Manager. Ms. Danuser has been the portfolio manager of Money Market Fund since 1996 and has served as Founders' fixed-income specialist since 1995.

[PHOTO]
DREYFUS FOUNDERS                                    Class F Ticker Symbol: FPSSX
PASSPORT FUND                                Morningstar Category: Foreign Stock

INVESTMENT APPROACH
Passport Fund, an international small-cap fund, seeks capital appreciation. To pursue this goal, the Fund normally invests at least 65% of its total assets in the equity securities of foreign small-cap companies from a minimum of three countries. These companies may be based in both developed and emerging economies. The Fund may invest in larger foreign companies or in U.S.-based companies if they represent better prospects for capital appreciation.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SMALL COMPANY RISK While small companies may offer greater opportunity for capital appreciation than larger and more established companies, they also involve substantially greater risks of loss and price fluctuations. Small companies may be in the early stages of development; may have limited product lines, markets or financial resources; and may lack management depth. These companies may be more affected by intense competition from larger companies, and the trading markets for their securities may be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility. Also, it may take a substantial period of time before the Fund realizes a gain on an investment in a small-cap company, if it realizes any gain at all.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

PORTFOLIO TURNOVER The Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to the Fund buying and selling all of the securities in its portfolio once during the course of a year. The Fund's portfolio turnover rate may be higher than other mutual funds with the same investment objective. Higher portfolio turnover rates increase the brokerage costs the Fund pays and may adversely affect its performance. The Fund's portfolio turnover rates are expected to continue to be significantly higher than the Fund's pre-1999 portfolio turnover rates due to the portfolio manager's investment style.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with those of appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 -- CLASS F SHARES

 1993     1994     1995     1996     1997     1998      1999      2000     2001      2002
         -10.36%  24.39%   20.05%    1.70%   12.50%    87.44%    -29.65%  -31.76%   -15.93%

BEST QUARTER:
Q4 1999   +60.37%

WORST QUARTER:
Q3 2001   -22.62%

KEY CONCEPTS

FOREIGN SMALL-CAP COMPANIES are generally those foreign companies with market capitalizations of less than $1.5 billion. This range may fluctuate depending on changes in the value of the stock market as a whole.

Average Annual Total Returns AS OF 12/31/02


                                             1 YEAR     5 YEARS     SINCE INCEPTION*
Passport Fund--Class F*

  RETURN BEFORE TAXES                       -15.93%      -3.17%          2.20%
  RETURN AFTER TAXES ON DISTRIBUTIONS       -15.93%      -5.15%          0.91%
  RETURN AFTER TAXES ON DISTRIBUTIONS
      AND SALE OF FUND SHARES                -9.78%      -2.24%          1.93%

Morgan Stanley Capital International World
  ex U.S. Index                             -15.80%      -2.72%          2.21%

Morgan Stanley Capital International World
  ex U.S. Small-Cap Index                    -7.42%       n/a             n/a

* Inception date 11/16/93

The Morgan Stanley Capital International (MSCI) World ex U.S. Index is an average of the performance of selected securities listed on the stock exchanges of Europe, Canada, Australia, New Zealand and the Far East. Since inception performance data for this Index is from November 30, 1993 through December 31, 2002. The MSCI World ex U.S. Small-Cap Index is an average of the performance of selected foreign small-capitalization securities. Historical returns beyond the one-year period are not currently available for this Index.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES          % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)      DAILY NET ASSETS
Management Fee                              1.00%
Rule 12b-1 Fee                              0.25%
Other Expenses(1,2)                         1.01%
                                            ----
TOTAL ANNUAL FUND OPERATING EXPENSES
  (WITHOUT CUSTODY FEE WAIVER)(2,3)         2.26%

TOTAL ANNUAL FUND OPERATING EXPENSES
  (WITH CUSTODY FEE WAIVER)(2,3)            2.23%

(1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(2)  Restated to reflect current accounting and state registration fees.
(3) The custodian has agreed to waive a portion of the custody fees through August 31, 2006 pursuant to a contractual commitment.


Expense Example

1 Year        $229
3 Years       $706
5 Years     $1,210
10 Years    $2,595

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.

PORTFOLIO MANAGER
TRACY P. STOUFFER, Vice President of Investments. Ms. Stouffer is a Chartered Financial Analyst who has been portfolio manager of Passport Fund since July 1999. Before joining Founders, Ms. Stouffer was a vice president and portfolio manager with Federated Global, Incorporated from 1995 to July 1999.

[PHOTO]
DREYFUS FOUNDERS                                    Class F Ticker Symbol: FWWGX
WORLDWIDE GROWTH FUND                          Morningstar Category: World Stock

INVESTMENT APPROACH
Worldwide Growth Fund, a global fund, seeks long-term growth of capital. To pursue this goal, the Fund normally invests at least 65% of its total assets in equity securities of growth companies in a variety of markets throughout the world. The Fund may purchase securities in any foreign country, as well as in the United States, emphasizing common stocks of both emerging and established growth companies that generally have strong performance records and market positions. The Fund's portfolio will normally invest at least 65% of its total assets in three or more countries. The Fund will not invest more than 50% of its total assets in the securities of any one foreign country.

MAIN RISKS OF INVESTING
The primary risks of investing in this Fund are:

FOREIGN INVESTMENT RISK Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

SECTOR RISK The Fund may overweight or underweight certain market sectors, which may cause the Fund's performance to be more or less sensitive to developments affecting those sectors.

INITIAL PUBLIC OFFERINGS The Fund may invest in initial public offerings ("IPOs"). Part of the Fund's historical performance is due to the purchase of securities sold in IPOs. The effect of IPOs on the Fund's performance depends on a variety of factors, including the number of IPOs in which the Fund invests, whether and to what extent a security purchased in an IPO appreciates in value, and the asset base of the Fund. There is no guarantee that the Fund's investments in IPOs, if any, will continue to have a similar impact on performance.

PERFORMANCE HISTORY
The following information illustrates the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns compare with appropriate broad-based indexes. All performance figures reflect the reinvestment of dividends and capital gain distributions. Past performance, both before and after taxes, is no guarantee of future results.

Year-by-Year Total Return AS OF 12/31 -- CLASS F SHARES

 1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
29.89%   -2.16%   20.63%   13.95%   10.60%    9.63%   48.78%  -22.14%  -25.30%  -28.92%

BEST QUARTER:
Q4 1999   +38.48%

WORST QUARTER:
Q3 2002   -20.75%

[SIDENOTE]

KEY CONCEPTS

A GLOBAL FUND is a type of mutual fund that may invest in securities traded anywhere in the world, including the United States.

Average Annual Total Returns AS OF 12/31/02

                                         1 YEAR   5 YEARS     10 YEARS
Worldwide Growth Fund--Class F*
  RETURN BEFORE TAXES                   -28.92%    -7.58%       2.67%
  RETURN AFTER TAXES ON DISTRIBUTIONS   -28.92%    -9.83%       0.69%
  RETURN AFTER TAXES ON DISTRIBUTIONS
    AND SALE OF FUND SHARES             -17.76%    -5.07%       2.53%

Morgan Stanley Capital
  International World Index             -19.89%    -2.11%       6.26%

Morgan Stanley Capital International
  All-Country World Free Index          -19.32%      n/a        n/a


* Inception date 12/29/89

The Morgan Stanley Capital International (MSCI) World Index is an average of the performance of selected securities listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East. The MSCI All-Country World Free Index measures the performance of equity securities in both emerging and developed markets. Only securities available to foreign (non-local) investors are included. Historical returns beyond the one-year period are not currently available for the MSCI All-Country World Free Index.

     After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or IRA.

FEES AND EXPENSES
As a Fund shareholder, you pay certain fees and expenses, which are described in the tables below. Grandfathered investors are not charged any fees to buy, sell, or exchange Class F shares (although a $6 fee is assessed for wire redemptions).

Fee Table

ANNUAL FUND OPERATING EXPENSES            % OF AVERAGE
(EXPENSES PAID FROM FUND ASSETS)         DAILY NET ASSETS
Management Fee                                1.00%
Rule 12b-1 Fee                                0.25%
Other Expenses(1,2)                           0.63%
                                              ----
TOTAL ANNUAL FUND OPERATING EXPENSES(2)       1.88%

(1) These expenses include custodian, transfer agency and accounting agent fees, and other customary Fund expenses.
(2)  Restated to reflect current accounting and state registration fees.


Expense Example

1 Year            $191
3 Years           $591
5 Years         $1,016
10 Years        $2,201

This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. Because actual returns and expenses will vary, the example is for comparison only.


PORTFOLIO MANAGERS
Worldwide Growth Fund is managed by a team of portfolio managers. The portfolio management team is composed of REMI J. BROWNE and DANIEL B. LEVAN, who co-manage the foreign portion of the Fund, and JOHN B. JARES, who manages the domestic portion of the Fund. Each is a Chartered Financial Analyst. Messrs. Browne and LeVan have been employed by Founders since March 2003. Mr. Browne also is senior vice president and chief investment officer of international equities at Standish Mellon Asset Management Company, LLC ("Standish Mellon"), an affiliate of Founders, where he has been employed since 1996. Mr. LeVan, a vice president of Standish Mellon, is lead portfolio manager for global, international and European small-cap portfolios at Standish Mellon, where he has been employed since 1994. Mr. Jares has been a portfolio manager of Worldwide Growth Fund since November 2001. Mr. Jares was formerly a vice president and senior portfolio manager at Delaware Investments from 2000 to November 2001, a vice president and portfolio manager at Berger LLC from 1997 to 2000, and a large-cap equity analyst and subsequently a co-portfolio manager at Founders from 1994 to 1997.

MORE ABOUT INVESTMENT
OBJECTIVES, STRATEGIES, AND RISKS

Each of the Funds seeks to achieve its investment objective through its unique investment strategies. The principal investment strategies and risks of each Fund have been described in the Fund Summaries. This section of the Prospectus discusses other investment strategies used by the Funds and provides more detailed information about the risks associated with those strategies. Although we might not always use all of the different techniques and investments described below, some of these techniques are designed to help reduce investment or market risks. The Statement of Additional Information contains more detailed information about the Funds' investment policies and risks.

OTHER PORTFOLIO INVESTMENTS AND STRATEGIES
Balanced, Discovery, International Equity, Growth, Growth and Income, Mid-Cap Growth, Passport, and Worldwide Growth are the Equity Funds. Government Securities Fund and Money Market Fund are the Income Funds.

FIXED-INCOME SECURITIES
While the Equity Funds generally emphasize investments in equity securities, such as common stocks and preferred stocks, they also may invest in fixed-income securities when we believe that these investments offer opportunities for capital appreciation. Fixed-income securities in which the Equity Funds might invest include bonds, debentures, and other corporate or government obligations. For Balanced and Growth and Income Funds, we also consider current income in the selection of these securities.

ADRs
The Equity Funds may invest in American Depositary Receipts and American Depositary Shares (collectively, "ADRs") as a way to invest in foreign securities. ADRs are receipts representing shares of a foreign corporation held by a U.S. bank that entitle the holder to all dividends and capital gains on the underlying foreign shares. ADRs are typically denominated in U.S. dollars and trade in the U.S. securities markets. ADRs are subject to many of the same risks as direct investments in foreign securities, including the risk that material information about the issuer may not be disclosed in the United States and the risk that currency fluctuations may adversely affect the value of the ADR.

SECURITIES THAT ARE NOT READILY MARKETABLE
Each Fund may invest up to 15% of its net assets in securities that are not "readily marketable." This limit is 10% for Money Market Fund. A security is not readily marketable if it cannot be sold within seven days in the ordinary course of business for approximately the amount it is valued. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities"). Under procedures adopted by the Funds' Board of Directors ("Board"), certain restricted securities may be deemed readily marketable, and will not be counted toward the 15%/10% limits.

Investments in securities that are not readily marketable, which may include restricted securities, involve certain risks to the extent that a Fund may be unable to sell such securities or sell at a reasonable price. In addition, in order to sell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the shares with the SEC.

DERIVATIVE INSTRUMENTS
Unlike stocks or bonds that represent actual ownership of the equity or debt of an issuer, derivatives are instruments that derive their value from an underlying security, index, or other financial instrument. All of the Funds except the Money Market Fund may use derivative instruments. Derivatives may be used for the following purposes: to hedge risks inherent in a Fund's portfolio, to enhance the potential return of a portfolio, to diversify a portfolio, to equitize cash, to reduce transaction costs associated with managing a portfolio, and/or to implement a Fund's investment strategy through investments that may be more tax-efficient than a direct equity investment. Derivatives the Funds (other than Money Market Fund) may use include futures contracts and forward contracts, and purchasing and/or writing (selling) put and call options on securities, securities indexes, futures contracts, and foreign currencies. The Funds have limits on the use of derivatives and are not required to use them in seeking their investment objectives.

Certain strategies may hedge all or a portion of a Fund's portfolio against price fluctuations. Other strategies, such as buying futures and call options, would tend to protect a Fund against increases in the prices of securities or other instruments the Fund intends to buy. Forward contracts, futures contracts and options may be used to try to manage foreign currency risks on a Fund's foreign investments. Options trading may involve the payment of premiums and has special tax effects on a Fund.

There are special risks in using particular derivative strategies. Using derivatives can cause a Fund to lose money on its investments and/or increase the volatility of its share prices. In addition, the successful use of derivatives draws upon skills and experience that are different from those needed to select the other securities in which the Funds invest. Should interest rates, foreign currency exchange rates, or the prices of securities or financial indexes move in an unexpected manner, a Fund may not achieve the desired benefit of these instruments, or may realize losses and be in a worse position than if the instruments had not been used. A Fund could also experience losses if the prices of its derivative positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

SECURITIES OF OTHER INVESTMENT COMPANIES
The Funds may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the Investment Company Act of 1940 (IC Act). The Funds' purchase of securities of other investment companies may result in the payment of additional management and distribution fees.

The Funds may invest in shares of Money Market Fund and of other money market funds managed by affiliates of Founders in excess of the limitations of the IC Act under the terms of an SEC exemptive order.

TEMPORARY DEFENSIVE INVESTMENTS
In times of unstable or adverse market or economic conditions, up to 100% of the assets of the Funds can be invested in temporary defensive instruments in an effort to enhance liquidity or preserve capital. Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. The Funds could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities, or to meet anticipated redemptions of Fund shares. To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

PORTFOLIO TURNOVER
The Funds do not have any limitations regarding portfolio turnover. A Fund may engage in short-term trading to try to achieve its objective and may have portfolio turnover rates significantly in excess of 100%. A portfolio turnover rate of 100% is equivalent to a Fund buying and selling all of the securities in its portfolio once during the course of a year. The portfolio turnover rates of the Funds may be higher than other mutual funds with the same investment objectives. Higher portfolio turnover rates increase the brokerage costs a Fund pays and may adversely affect its performance.

If a Fund realizes capital gains when it sells portfolio investments, it generally must pay those gains out to shareholders, increasing their taxable distributions. This may adversely affect the after-tax performance of the Funds for shareholders with taxable accounts. The Funds' portfolio turnover rates (other than the Money Market Fund) for prior years are included in the "Financial Highlights" section of this Prospectus. The Funds' current and future portfolio turnover rates may differ significantly from their historical portfolio turnover rates.

MORE ABOUT RISK
Like all investments in securities, you risk losing money by investing in the Funds. The Funds' investments are subject to changes in their value from a number of factors:

STOCK MARKET RISK. The value of the stocks and other securities owned by the Funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

COMPANY RISK. The stocks in the Funds' portfolios may not perform as expected. Factors that can negatively affect a particular stock's price include poor earnings reports by the issuer, loss of major customers or management team members, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry.

OPPORTUNITY RISK. There is the risk of missing out on an investment opportunity because the assets necessary to take advantage of the opportunity are held in other investments.

INVESTMENT STYLE RISK. Market performance tends to be cyclical, and during various cycles, certain investment styles may fall in and out of favor. The market may not favor the Funds' growth style of investing, and the Fund's returns may vary considerably from other equity funds using different investment styles.

FOREIGN INVESTMENT RISK. Investments in foreign securities involve different risks than U.S. investments. These risks include:

     MARKET RISK. Foreign markets have substantially less trading volume than U.S. markets, and are not generally as liquid as, and may be more volatile than, those in the United States. Brokerage commissions and other transaction costs are generally higher than in the United States, and settlement periods are longer.

     REGULATORY RISK. There may be less governmental supervision of foreign stock exchanges, security brokers, and issuers of securities, and less public information about foreign companies. Also, accounting, auditing, and financial reporting standards may be less uniform than in the United States. Exchange control regulations or currency restrictions could prevent cash from being brought back to the United States. Some foreign companies may exclude U.S. investors, such as the Funds, from participating in beneficial corporate actions, such as rights offerings. As a result, a Fund may not realize the same value from a foreign investment as a shareholder residing in that country. The Funds may be subject to withholding taxes and could experience difficulties in pursuing legal remedies and collecting judgments.

     CURRENCY RISK. International Equity and Passport Funds' assets are invested primarily in foreign securities, as are a significant portion of the assets of Worldwide Growth Fund. Since a substantial portion of these Funds' revenues is received in foreign currencies, these Funds' net asset values will be affected by changes in currency exchange rates to a greater extent than funds investing primarily in domestic securities. These Funds pay dividends, if any, in U.S. dollars and incur currency conversion costs.

     POLITICAL RISK. Foreign investments may be subject to expropriation or confiscatory taxation; limitations on the removal of cash or other assets of the Fund; and political, economic or social instability.

EMERGING MARKETS RISK. International Equity, Passport and Worldwide Growth Funds may invest in emerging market countries. These are markets in countries that are in the initial stages of their industrial cycle. Such countries are subject to more economic, political, and business risk than major industrialized nations, and the securities issued by companies located there may have more volatile share prices and be less liquid than those of securities issued by companies in later stages of the industrial cycle.

RISK OF FIXED-INCOME INVESTMENTS. The Funds' investments in fixed-income securities are subject to interest rate risk and credit risk.

     INTEREST RATE RISK. When interest rates change, the value of the fixed-income portion of a Fund will be affected. An increase in interest rates tends to reduce the market value of debt securities, while a decline in interest rates tends to increase their values.

     CREDIT RISK. The value of the debt securities held by a Fund fluctuates with the credit quality of the issuers of those securities. Credit risk relates to the ability of the issuer to make payments of principal and interest when due, including default risk.

THE FUNDS' MANAGER

THE INVESTMENT MANAGER
Founders serves as investment adviser to each of the Funds and is responsible for selecting the Funds' investments and handling their day-to-day business. Founders' corporate offices are located at 2930 East Third Avenue, Denver, Colorado 80206.

Founders and its predecessor companies have operated as investment advisers since 1938. Founders also serves as investment adviser or sub-adviser to a number of other investment companies and private accounts. Founders is the growth specialist affiliate of The Dreyfus Corporation.

In addition to managing each Fund's investments, Founders also provides certain related administrative services to each Fund. For these investment and related administrative services, each Fund pays Founders a management fee. Each Fund's management fee for the fiscal year ended December 31, 2002 was the following percentage of the respective Fund's average daily net assets:

Balanced Fund                    0.65%
Discovery Fund                   0.82%
Government Securities Fund       0.35%*
Growth Fund                      0.72%
Growth and Income Fund           0.65%
International Equity Fund        0.75%
Mid-Cap Growth Fund              0.82%
Money Market Fund                0.45%*
Passport Fund                    1.00%
Worldwide Growth Fund            1.00%

*Founders has agreed to reduce Government Securities Fund's management fee from 0.65% to 0.35%, and to reduce Money Market Fund's management fee from 0.50% to 0.45% of the respective Fund's average net assets until at least August 31, 2004.

FOUNDERS' INVESTMENT MANAGEMENT TEAM
To facilitate day-to-day fund management, we use a team system for our Funds. There are three equity investment teams, each targeted toward a particular area of the market: small- to mid-capitalization, large-capitalization, and international investments. Each team is composed of members of our Investment Department, including portfolio managers, research analysts, and portfolio traders.

Each of these investment professionals shares ideas, information, knowledge, and expertise to assist in the management of the Funds. Daily decisions on security selection for each Fund rest with the portfolio manager(s) assigned to the Fund. Through participation in the team process, the manager uses the input, research, and recommendations of the rest of the management team in making purchase and sale decisions. Please see the Fund Summaries for information on each Fund's portfolio manager(s).

Founders has a personal securities trading policy (the "Policy") which restricts the personal securities transactions of its employees. Its primary purpose is to ensure that personal trading by Founders employees does not disadvantage any Founders-managed Fund. Founders portfolio managers and other investment personnel who comply with the Policy's preclearance and disclosure procedures may be permitted to purchase, sell or hold certain types of securities which also may be held in the Fund(s) they advise.

ABOUT YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a Class F share of a Fund, and the price you receive upon selling or redeeming a Class F share of a Fund, is called the Class's net asset value (NAV). We calculate NAV by dividing the total net assets of Class F of a Fund by its total number of Class F shares outstanding. We determine the NAV as of the close of regular trading on the New York Stock Exchange (NYSE) (normally 4 p.m. Eastern time) on each day that the Exchange is open. NAV is not calculated, and you may not conduct Fund transactions, on days the NYSE is closed (generally weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day). However, the Funds may conduct portfolio transactions on those days, particularly in foreign markets. Those transactions, and changes in the value of the Funds' foreign securities holdings on such days, may affect the value of Fund shares on days when you will not be able to purchase, exchange, or redeem shares.

With the exception of Money Market Fund, the Funds use pricing services to determine the market value of the securities in their portfolios. If market quotations are not readily available, we value the Funds' securities or other assets at fair value as determined in good faith by the Funds' Board, or pursuant to procedures approved by the Board. These situations may include instances where an event occurs after the close of the market on which a security is traded, and it is determined that the event has materially affected the value of the security. In such instances, the valuation assigned to the security for purposes of calculating the Fund's NAV may differ from the security's most recent closing market price, and from the prices for the security used by other mutual funds to calculate their NAVs. The securities held by Money Market Fund are valued using the amortized cost method. The NAV of your shares when you redeem them may be more or less than the price you originally paid, depending primarily upon the Fund's investment performance.

We will price your purchase, exchange, or redemption of Fund Class F shares at the next NAV calculated after your request is received in good order by us or by certain other agents of the Funds or their distributor. If we receive a written transaction request in a language other than English, we may be required to have the request translated into English by a translation service in order to have a clear understanding of the shareholder's instructions. In that event, the request will not be deemed to be in good order until the translation is received.

INVESTING IN THE FUNDS
GRANDFATHERED SHAREHOLDERS
Class F shares of a Fund can be purchased only by:
- Persons or entities who have continuously maintained a Fund account since December 30, 1999.
- Any person or entity listed in the account registration for any Fund account that has been continuously maintained since December 30, 1999, such as joint owners, trustees, custodians, and designated beneficiaries.
- Retirement plans (such as 401(k) plans) that have continuously maintained a Fund account since December 30, 1999. Any such plan may extend the privilege of purchasing Class F shares to new plan participants, and the plan participants may purchase Class F shares with rollover retirement funds.
- Customers of certain financial institutions which offer retirement or other eligible benefit plan programs, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, and which have had relationships with Founders and/or any Fund continuously since December 30, 1999.
-    Founders employees, Fund Board members, and their immediate families.

For more detailed information about eligibility, please call 1-800-525-2440. If you hold Fund shares through a broker/dealer or other financial institution, your eligibility to purchase Class F shares may differ depending on that institution's policies.

DISCOVERY FUND SHAREHOLDERS
Discovery Fund is closed to new investors. Shareholders of the Fund who maintain open Fund accounts may make additional purchases and reinvest dividends and capital gains distributions into their accounts. Participants in certain retirement plans which have established Discovery Fund as an investment option may open new Discovery Fund accounts through their plans. Employees of Founders and Fund Board members may also open accounts in Discovery Fund, if they do so directly with Dreyfus Service Corporation, the Funds' distributor.

Discovery Fund shareholders who close their accounts may be prohibited from reactivating their accounts or opening new Discovery Fund accounts. This restriction applies to investments made directly with the distributor as well as investments made through financial intermediaries, such as brokers, banks or financial advisers. Investors may have to show they are eligible to purchase Discovery Fund shares before an investment is accepted. The Fund may resume sales of shares to new investors at some future date, but there are no current plans to do so.

TYPES OF ACCOUNTS

The following types of account registrations are available:

INDIVIDUAL OR JOINT TENANT
Individual accounts have a single owner. Joint accounts have two or more owners. Unless specified otherwise, we set up joint accounts with rights of survivorship, which means that upon the death of one account holder, ownership passes to the remaining account holder(s).

TRANSFER ON DEATH
A way to designate beneficiaries on an Individual or Joint Tenant account. We will provide the rules governing this type of account when the account is established.

UGMA OR UTMA
(Uniform Gifts to Minors Act or Uniform Transfers to Minors Act) These accounts are a way to give money to a child or to help a child invest on his/her own. Depending on state laws, we will set up the account as a UGMA or UTMA.

TRUST
The trust needs to be effective before we can establish this kind of account.

CORPORATION OR OTHER ENTITY
A corporation or entity may own an account. Please attach a certified copy of your corporate resolution showing the person(s) authorized to act on this account.

RETIREMENT ACCOUNTS
You may set up the following retirement accounts by completing an IRA
Application:

TRADITIONAL IRA
Any adult under age 70 1/2 who has earned income may contribute up to $3,000 (or 100% of compensation, whichever is less) to an IRA per tax year for the years 2003-2004. If your spouse is not employed, you can contribute up to $6,000 annually to two IRAs, as long as no more than $3,000 is contributed to a single account.

For the years 2005-2007, the maximum annual individual contribution will be $4,000. In 2008 the limit will be $5,000, and is slated to be increased in later years to keep pace with inflation. For the years 2003-2005, qualifying investors (those who are age 50 or over and have sufficient earned income) may be eligible to make additional "catch-up" contributions to their IRAs.

ROLLOVER IRA
Distributions from qualified employer-sponsored retirement plans (and, in most cases, from any IRA) retain their tax advantages when rolled over to an IRA within 60 days of receipt. You also need to complete a Transfer, Direct Rollover and Conversion Form.

ROTH IRA
Allows for two types of purchases:

     CONTRIBUTIONS. Any adult who has earned income below certain income limits may contribute up to the same limits in place for traditional IRAs. Contributions to a Roth IRA are not tax-deductible, but distributions, including earnings, may be withdrawn tax-free after five years for qualified events such as retirement.

     You may elect to have both traditional IRAs and Roth IRAs, provided that your combined contributions do not exceed the annual limitations.

     CONVERSIONS. Conversions/distributions from traditional IRAs to Roth IRAs are taxable at the time of their conversion, but after five years may then be distributed tax-free for qualified events such as retirement. Only individuals with incomes below certain thresholds may convert their traditional IRAs to Roth IRAs.

SEP-IRA
Allows self-employed persons or small business owners to make direct contributions to employees' IRAs with minimal reporting and disclosure requirements.

Each year you will be charged a single $10 custodial fee for all IRA accounts maintained under your Social Security number. This fee will be waived if the aggregate value of your IRA accounts is $5,000 or more. This fee may be changed upon 30 days' notice.

PROFIT-SHARING AND MONEY PURCHASE PENSION PLAN
A retirement plan that allows self-employed persons or small business owners and their employees to make tax-deductible contributions for themselves and any eligible employees.

401(k) PLAN
A retirement plan that allows employees of corporations of any size to contribute a percentage of their wages on a tax-deferred basis.

Call 1-800-525-2440 for additional information about these retirement accounts.

WE RECOMMEND THAT YOU CONSULT YOUR TAX ADVISER REGARDING THE PARTICULAR TAX CONSEQUENCES OF THESE RETIREMENT PLAN OPTIONS.

MINIMUM
INITIAL INVESTMENTS

To open a Fund account, please enclose a check payable to "Dreyfus Founders Funds, Inc." for one of the following amounts:
-    $1,000 minimum for most regular accounts
-    $500 minimum for IRA and UGMA/UTMA accounts
- No minimum if you begin an Automatic Investment Plan or Payroll Deduction of $50 or more per month or per pay period

MINIMUM
ADDITIONAL INVESTMENTS
-    $100 for payments made by mail, TeleTransfer, wire, and online
-    $50 for Automatic Investment Plan payments
-    $50 for Payroll Deduction

DOING BUSINESS WITH DREYFUS FOUNDERS FUNDS

                                                                HOW TO OPEN
                                                                A CLASS F ACCOUNT
------------------------------------------------------------------------------------------------------------
BY PHONE                                                        If your account with us has telephone
1-800-525-2440                                                  exchange privileges, you can call to open a
                                                                Class F account in another Fund by exchange.
                                                                The names and registrations need to be
                                                                identical on both accounts.

                                                                Otherwise, you must complete a New
                                                                Account Application and send it in with your
                                                                investment check.


BY MAIL                                                         Complete the proper application. Make
  Dreyfus  Founders Funds, Inc.                                 your check payable to "Dreyfus Founders
  P.O. Box 55360                                                Funds, Inc." We cannot establish new
  Boston,  MA 02205-8252                                        accounts with third-party checks.


If you are using certified or registered mail or an overnight delivery service, send your correspondence to:
  Dreyfus Founders Funds, Inc.
  66 Brooks Drive
  Braintree, MA 02184-3839

BY WIRE                                                         Have your bank send your investment to
                                                                Boston Safe Deposit & Trust Co., with
                                                                these instructions:
                                                                -     ABA #011001234
                                                                -     DDA #562602
                                                                -     Fund name
                                                                -     your Social Security or tax ID number
                                                                -     name(s) of investor(s)
                                                                -     "new account"

                                                                Once you receive confirmation in the mail of
                                                                your wire, please mail us your completed
                                                                application.

THROUGH OUR WEBSITE                                             Download, complete and mail a signed printout
www.founders.com                                                of the proper application.
ONLINE ACCOUNT ACCESS IS NOT AVAILABLE ON ALL ACCOUNTS.

THROUGH AUTOMATIC TRANSACTION PLANS                             Automatic Investment Plan (AIP) allows you to make
                                                                electronic purchases directly from a checking or
                                                                savings account. The minimum to open an account is
                                                                $50 per month. Once established, AIP purchases take
                                                                place automatically on approximately the 5th and/or
                                                                20th of the month. We charge no fee for AIP.

FASTLINE(TM)                                                    Follow instructions provided when you call to open
                                                                a Class F account in a new Fund.
1-800-947-FAST (3278)
Automated telephone account access service

                                                       HOW TO ADD TO                                 HOW TO REDEEM
                                                       A CLASS F ACCOUNT                             CLASS F SHARES
------------------------------------------------------------------------------------------------------------------------------------
BY PHONE                                               TeleTransfer allows you to make               We can send proceeds only to
1-800-525-2440                                         electronic purchases directly from a          the address or bank of record.
                                                       checking or savings account at your           Minimum redemption - $100;
                                                       request. You may establish TeleTransfer       $1,000 minimum for a
                                                       when your account is opened, or add it        redemption by wire. Phone
                                                       later by completing an Account Changes        redemption is not available on
                                                       Form. We charge no fee for TeleTransfer       retirement accounts and
                                                       transactions.                                 certain other accounts. You
                                                                                                     may add phone redemption
                                                                                                     privileges by completing an
                                                                                                     Account Changes Form.

BY MAIL                                                Make your check payable to "Dreyfus           In a letter, please tell us
  Dreyfus Founders Funds, Inc.                         Founders Funds, Inc." Enclose a purchase      the number of shares or
  P.O. Box 55360                                       stub (from your most recent confirmation      dollars you wish to redeem,
  Boston, MA 02205-8252                                or quarterly statement); if you do not        the name(s) of the account
If you are using certified or registered mail          have one, write the Fund name and your        owner(s), the Fund and account
or an overnight delivery service, send your            account number on the check. For IRAs,        number, and your Social
correspondence to:                                     please state the contribution year.           Security or tax identification
  Dreyfus Founders Funds, Inc.                                                                       number. All account owners
  66 Brooks Drive                                      The Funds do not normally accept              need to sign the request
  Braintree, MA 02184-3839                             third-party checks.                           exactly as their names appear
                                                                                                     on the account. We can send
                                                                                                     proceeds only to the address
                                                                                                     or bank of record.




BY WIRE                                                Have your bank send your investment to        $6 fee; $1,000 minimum. Monies
                                                       Boston Safe Deposit & Trust Co., with         are usually received the
                                                       these instructions:                           business day after the date
                                                       -      ABA #011001234                         you sell. Unless otherwise
                                                       -      DDA #562602                            specified, we will deduct the
                                                       -      Fund name                              fee from your redemption
                                                       -      name(s) of investor(s)                 proceeds.
                                                       -      your account number

THROUGH OUR WEBSITE                                    You may purchase shares through our           You may redeem shares through
www.founders.com                                       website if you have TeleTransfer.             our website if you have
ONLINE ACCOUNT ACCESS IS NOT AVAILABLE ON ALL                                                        TeleTransfer. We can send
ACCOUNTS.                                                                                            proceeds to your bank of
                                                                                                     record. Online redemptions are
                                                                                                     not available on retirement
                                                                                                     accounts and certain other
                                                                                                     accounts.

THROUGH AUTOMATIC TRANSACTION PLANS                    Automatic Investment Plan (AIP) allows        Systematic Withdrawal Plan
                                                       you to make electronic purchases              permits you to receive a fixed
                                                       directly from a checking or savings           sum on a monthly, quarterly or
                                                       account. The minimum to open an account       annual basis from accounts
                                                       is $50 per month. Once established, AIP       with a value of $5,000 or
                                                       purchases take place automatically on         more. Payments may be sent
                                                       approximately the 5th and/or 20th of the      electronically to your bank of
                                                       month. We charge no fee for AIP.              record or to you in check form.

FASTLINE(TM)                                           Follow instructions provided when you         We can send proceeds only to
                                                       call to add to your account via               the bank of record. Minimum
1-800-947-FAST (3278)                                  TeleTransfer.                                 redemption - $100. Phone
Automated telephone account access service                                                           redemption is not available on
                                                                                                     retirement accounts and
                                                                                                     certain other accounts. You
                                                                                                     may add phone redemption

                                                          HOW TO EXCHANGE
                                                          CLASS F SHARES
---------------------------------------------------------------------------------------------
BY PHONE                                                  If you have telephone exchange
1-800-525-2440                                            privileges, you may exchange from
                                                          one Fund to another. The names and
                                                          registrations need to be identical
                                                          on both accounts.







BY MAIL                                                   In a letter, include the name(s)
  Dreyfus Founders Funds, Inc.                            of the account owner(s), the Fund
  P.O. Box 55360                                          and account number you wish to
  Boston, MA 02205-8252                                   exchange from, your Social
If you are using certified or registered mail             Security or tax identification
or an overnight delivery service, send your               number, the dollar or share
correspondence to:                                        amount, and the account you wish
  Dreyfus Founders Funds, Inc.                            to exchange into. The names and
  66 Brooks Drive                                         registrations need to be identical
  Braintree, MA 02184-3839                                on both accounts. All account
                                                          owners need to sign the request
                                                          exactly as their names appear on
                                                          the accounts. Investors (other
                                                          than financial services firms) may
                                                          fax exchange requests to us at
                                                          1-516-338-3646.

BY WIRE                                                   Not applicable.








THROUGH OUR WEBSITE                                       You may exchange shares using our
www.founders.com                                          website if you have telephone
ONLINE ACCOUNT ACCESS IS NOT AVAILABLE ON ALL             exchange privileges.
ACCOUNTS.





THROUGH AUTOMATIC TRANSACTION PLANS                       Fund-to-Fund Investment Plan
                                                          allows you to automatically
                                                          exchange a fixed dollar amount
                                                          from one Fund to purchase shares
                                                          in another Fund.




FASTLINE(TM)                                              Follow instructions provided when
                                                          you call. $100 minimum.
1-800-947-FAST (3278)
Automated telephone account access service

REDEEMING SHARES
SHARES RECENTLY PURCHASED BY CHECK OR TELETRANSFER
Redemptions of shares purchased by check (other than purchases by cashier's check) or TeleTransfer will be placed on hold until your check has cleared (which may take up to eight business days). During this time, you may make exchanges to another Fund but may not receive the proceeds of redemption. Although payment may be delayed, the price you receive for your redeemed shares will not be affected.

INDIVIDUAL, JOINT TENANT, TRANSFER ON DEATH, AND UGMA/UTMA ACCOUNTS
If requesting a redemption in writing, a letter of instruction needs to be signed by all account owners as their names appear on the account.

RETIREMENT ACCOUNTS
Please call 1-800-525-2440 for the appropriate form.

TRUST ACCOUNTS
The trustee needs to sign a letter indicating his/her capacity as trustee. If the trustee's name is not in the account registration, you will need to provide a certificate of incumbency dated within the past 60 days or other documentation acceptable to us.

CORPORATION OR OTHER ENTITY
A certified corporate resolution complete with a corporate seal or signature guarantee needs to be provided. At least one person authorized to act on the account needs to sign the letter.

BUYING OR SELLING SHARES THROUGH A BROKER
Be sure to read the broker's program materials for disclosures on fees and service features that may differ from those in this Prospectus. A broker may charge a commission or transaction fee, or have different account minimums.

SIGNATURE GUARANTEE
For your protection, we require a guaranteed signature if you request:

- a redemption check made payable to anyone other than the shareholder(s) of record

-    a redemption check mailed to an address other than the address of record

- a redemption check or wire sent to a bank other than the bank we have on file

- a redemption check for $10,000 or more mailed to an address of record that has been changed within 30 days of your request

- a redemption for $100,000 or more from an account that does not have telephone redemption privileges (excluding accounts held by a corporation)

You can have your signature guaranteed at a:
-    bank
-    broker/dealer
-    credit union (if authorized under state law)
-    securities exchange/association
-    clearing agency
-    savings association

Please note that a notary public cannot provide a signature guarantee.

REDEMPTION PROCEEDS
We can deliver redemption proceeds to you:

BY CHECK
Checks are sent to the address of record. If you request that a check be sent to another address, we require a signature guarantee. (See "Signature Guarantee.") If you don't specify, we will deliver proceeds via check. No interest will accrue on amounts represented by uncashed redemption checks.

BY WIRE
$6 fee; $1,000 minimum. Proceeds are usually received the business day after the date you sell. Unless otherwise specified, we will deduct the fee from your redemption proceeds.

BY TELETRANSFER
No fee. Proceeds are usually transferred to your bank two business days after you sell. Call your bank to find out when monies are accessible.

The Funds (other than Money Market Fund) also reserve the right to make a "redemption in kind"--payment in portfolio securities rather than cash--if the amount you are redeeming is large enough to affect Fund operations. This right may be exercised only if the amount of your redemptions exceeds the lesser of $250,000 or 1% of a Fund's net assets in any 90-day period.

TRANSACTION POLICIES
We can execute transaction requests only if they are in good order. You will be contacted in writing if we encounter processing problems. Call 1-800-525-2440 if you have any questions about these procedures.

We cannot accept conditional transactions requesting that a transaction occur on a specific date or at a specific share price. However, we reserve the right to allow shareholders to exchange from Money Market Fund to another Fund of their choice on a predetermined date, such as the day after annual distributions are paid

TRANSACTIONS CONDUCTED BY PHONE, FAX, FASTLINE(TM), OR THROUGH FOUNDERS' WEBSITE The Funds, Founders, Dreyfus Service Corporation (the Funds' distributor) and their agents are not responsible for the authenticity of purchase, exchange, or redemption instructions received by phone, fax, FASTLINE, or through our website.

By signing a New Account Application or an IRA Application (unless specifically declined on the Application), by providing other written (for redemptions), verbal (for exchanges), or electronic authorization, or by requesting Automatic Investment Plan or payroll deduction privileges, you agree to release the Funds, Founders, Dreyfus Service Corporation and their agents from any and all liability for acts or omissions done in good faith under the authorizations contained in the application or provided through our website, including their possibly effecting unauthorized or fraudulent transactions.

As a result of your executing such a release, you bear the risk of loss from an unauthorized or fraudulent transaction. However, if we fail to employ reasonable procedures to attempt to confirm that telephone or Internet instructions are genuine, the Fund may be liable for any resulting losses. These security procedures include, but are not necessarily limited to, one or more of the following:
-    requiring personal identification prior to acting upon instructions
-    providing written confirmation of such transactions
-    tape-recording telephone instructions

EFFECTIVE DATE OF TRANSACTIONS
Transaction requests received in good order prior to the close of the New York Stock Exchange on a given date will be effective on that date. We consider investments to be received in good order when all required documents and your check or wired funds are received by us or by certain other agents of the Funds or their distributor. Under certain circumstances, payment of redemption proceeds may be delayed for up to seven calendar days to allow for the orderly liquidation of securities. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances, as determined by the Securities and Exchange Commission, we may suspend redemptions or postpone payments. If you are unable to reach us by phone or the Internet, consider sending your order by overnight delivery service.

FAX TRANSMISSIONS
Exchange instructions may be faxed, but we cannot process redemption requests received by fax.

CERTIFICATES
The Funds do not issue share certificates. If you are selling shares previously issued in certificate form, you need to include the certificates along with your redemption/exchange request. If you have lost your certificates, please call us.

U.S. DOLLARS
Purchases need to be made in U.S. dollars, and checks need to be drawn on U.S. banks. We cannot accept cash.

RETURNED CHECKS
If your check is returned due to insufficient funds, we will cancel your purchase, and you will be liable for any losses or fees incurred by the Fund or its agents. If you are a current shareholder, shares will be redeemed from other accounts, if needed, to reimburse the Fund.

CONFIRMATION STATEMENTS
We will send you a confirmation after each transaction, except in certain retirement accounts and where the only transaction is a dividend or capital gain reinvestment or an Automatic Investment Plan purchase. In those cases, your quarterly account statement serves as your confirmation.

TAX IDENTIFICATION NUMBER
If you do not provide your Social Security or tax identification number when you open your account, federal law requires the Fund to withhold 30% of all dividends, capital gain distributions, redemption and exchange proceeds. This rate will be reduced to 29% for amounts paid in 2004. We also may refuse to sell shares to anyone not furnishing these numbers, or may take such other action as deemed necessary, including redeeming some or all of the shareholder's shares. In addition, a shareholder's account may be reduced by $50 to reimburse the Fund for the penalty imposed by the Internal Revenue Service for failure to report the investor's taxpayer identification number on required reports.

ACCOUNT MINIMUMS
The Funds require you to maintain a minimum of $1,000 per account ($500 for IRAs and UGMAs/UTMAs), unless you are investing under an Automatic Investment Plan or payroll deduction. If at any time, due to redemptions or exchanges, or upon the discontinuance of an Automatic Investment Plan or payroll deduction, the total value of your account falls below this minimum, we may either charge a fee of $10, which will be automatically deducted from your account, or close your account and mail the proceeds to the address of record.

We will base the decision to levy the fee or close the account on our determination of what is best for the Fund. We will give you at least 60 days' written notice informing you that your account will be closed or that the $10 fee will be charged, so that you may make an additional investment to bring the account up to the required minimum balance.

WE RESERVE THE RIGHT TO:
-    reject any investment or application
-    cancel any purchase due to nonpayment
-    modify the conditions of purchase at any time
-    waive or lower investment minimums
-    limit the amount that may be purchased
- close an account if a shareholder is deemed to engage in activities which are illegal or otherwise believed to be detrimental to the Funds

MARKET TIMERS
We do not permit market timing or other abusive trading practices in our Funds.

Excessive, short-term market timing or other abusive trading practices may disrupt portfolio management strategies and harm Fund performance. To minimize harm to the Funds and their shareholders, we reserve the right to reject any purchase order (including exchanges) from any investor we believe has a history of abusive trading or whose trading, in our judgment, has been or may be disruptive to a Fund. In making this judgment, we may consider trading done in multiple accounts under common ownership or control. The Funds also reserve the right to delay delivery of a market timer's redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash, as discussed above.

FOR MORE INFORMATION ABOUT YOUR ACCOUNT

INVESTOR SERVICES
Our Investor Services Representatives are available to assist you. For your protection, we record calls to Investor Services. Call 1-800-525-2440.

24-HOUR ACCOUNT INFORMATION
- BY PHONE: 1-800-947-FAST (3278) FASTLINE(TM), our automated telephone service, enables you to access account information, conduct exchanges and purchases and request duplicate statements and tax forms 24 hours a day with a touch-tone phone.

- FROM OUR WEBSITE: By visiting www.founders.com, you can access the latest Fund performance returns, daily prices, portfolio manager commentaries, news articles about the Funds, and much more 24 hours a day. Shareholders may access account transaction histories, quarterly statements, and account balances, and conduct purchase, exchange, and redemption transactions. Online account access is not available on all accounts.

DAILY CLOSING PRICES
Founders QUOTELINE features the latest Class F closing prices for the Funds, updated each business day. Call 1-800-232-8088 24 hours a day, or reach us on the Internet at www.founders.com.

For some of the Funds, Class F prices for the prior business day are listed in the business section of most major daily newspapers. Look in the Mutual Funds section under "Dreyfus Founders."

ESTABLISHING
ADDITIONAL SERVICES

Many convenient service options are available for accounts. You may call 1-800-525-2440 to request a form or download a form at www.founders.com to establish the following services:

AUTOMATIC INVESTMENT PLAN (AIP)
Allows you to make automatic purchases of at least $50 from a bank account once or twice a month. See "Doing Business with Dreyfus Founders Funds--How to Add to a Class F Account Through Automatic Transaction Plans. "

TELETRANSFER PROGRAM
Allows you to purchase or redeem Fund shares with a phone call or on our website at any time. Purchase or redemption amounts are automatically transferred to/from your bank account. If you select an Automatic Investment Plan (see above), you are automatically authorized to participate in the TeleTransfer program.

TELEPHONE/ONLINE REDEMPTIONS
Available for regular (non-retirement) accounts only.

TELEPHONE/ONLINE EXCHANGES
Allows you to exchange money between identically registered accounts.

CHECKWRITING
-    Available on Government Securities and Money Market Funds
-    May be established with a minimum account balance of $1,000
-    No fee for this service
-    Minimum amount per check: $500
-    Maximum amount per check: $250,000

DIVIDEND AND LONG-TERM CAPITAL GAIN DISTRIBUTION OPTIONS
If the Funds pay dividends or capital gains, either or both may be paid in cash or reinvested. The payment method for short-term capital gain distributions is the same as you elect for dividends.

SYSTEMATIC WITHDRAWAL PLAN
Permits you to receive a fixed sum on a monthly, quarterly or annual basis from accounts with a value of $5,000 or more. Withdrawals may be sent electronically to your bank or to you by check.

If a shareholder elects to receive systematic withdrawals by check and either the U.S. Postal Service cannot deliver the check, or we receive notice that the shareholder is deceased, we reserve the right to terminate the shareholder's systematic withdrawal plan.

FUND-TO-FUND INVESTMENT PLAN
Allows you to automatically exchange a fixed dollar amount each month from one Fund to purchase shares in another Fund.

DISTRIBUTION PURCHASE PROGRAM
Permits you to have capital gain distributions and/or dividends from one Fund automatically reinvested in another Fund account having a balance of at least $1,000 ($500 for IRAs or UGMA/UTMAs).

PAYROLL DEDUCTION
Allows you to make automatic purchases of at least $50 per pay period through payroll deduction.

HOUSEHOLDING
To keep the Funds' costs as low as possible, we deliver a single copy of most financial reports and prospectuses to shareholders who share an address, even if the accounts are registered under different names. This process, known as "householding," does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time. If you would like to receive separate mailings, please call us and we will begin individual delivery within 30 days of your request. If you'd like to reduce mailbox clutter even more, sign up at www.founders.com/ecommunications to receive hyperlinks to these documents by e-mail.

DIVIDENDS AND DISTRIBUTIONS

Discovery, Growth, Growth and Income, International Equity, Mid-Cap Growth, Passport and Worldwide Growth Funds intend to distribute any tax-based net realized investment income on an annual basis each December. Balanced Fund intends to distribute any tax-based net realized investment income on a quarterly basis every March, June, September, and December. Government Securities Fund intends to declare dividends daily and distribute any net realized investment income on the last business day of every month. Money Market Fund declares dividends daily, which are paid on the last business day of every month. Shares of Government Securities and Money Market Funds begin receiving dividends no later than the next business day following the day when funds are received by us.

All Funds intend to distribute any tax-based net realized capital gains each December. The Government Securities and Money Market Funds are not likely to distribute capital gains. From time to time, the Funds may make distributions in addition to those described above.

You have the option of reinvesting income dividends and capital gain distributions in shares of the Funds or receiving these distributions in cash. Dividends and any distributions from the Funds are automatically reinvested in additional shares unless you elect to receive these distributions in cash. If you have elected to receive your dividends or capital gains in cash and the Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, we reserve the right to reinvest your distribution checks in your account at the then-current net asset value and to reinvest all the account's subsequent distributions in shares of that Fund. No interest will accrue on amounts represented by uncashed distribution checks.

TAXES

The Funds distribute to their shareholders any net investment income and net realized capital gains they receive. Fund dividends and capital gain distributions are taxable to most investors (unless your investment is an IRA or other tax-advantaged account). The tax status of any distribution is generally the same regardless of how long you have been in the Fund and whether you reinvest your distributions or receive them in cash.

All dividends of net investment income from the Funds, such as dividends and interest on investments, will be taxable to you as ordinary income. A portion of the dividends may qualify for dividends-received deduction for corporations, although distributions from the Government Securities and Money Market Funds generally are not expected to qualify.

In addition, the Funds realize capital gains and losses when they sell securities for more or less than they paid. If total gains on sales exceed total losses (including losses carried forward from prior years), the Fund has a net realized capital gain. Net realized capital gains are divided into short-term and long-term capital gains depending on how long the Fund held the security that gave rise to the gains. The Funds' capital gain distributions consist of long-term capital gains that are taxable at the applicable capital gains rates. All distributions of short-term capital gains will be taxable to you as ordinary income and included in your dividends.

You may also realize capital gains or losses when you sell or exchange a Fund's shares at more or less than you originally paid. Because everyone's tax situation is unique, we encourage you to consult your tax professional about federal, state and local tax consequences.

SHAREHOLDER AND
TRANSFER AGENCY SERVICES

The Funds have entered into a shareholder services agreement with Dreyfus Service Corporation (DSC) pursuant to which DSC provides certain shareholder-related services to the Funds. The Funds pay DSC a monthly fee for these services. Out of this fee, DSC pays the fees charged by the Funds' transfer agent, Dreyfus Transfer, Inc. (DTI).

Registered broker/dealers, third-party administrators of tax-qualified retirement plans, and other entities which establish omnibus accounts with the Funds may provide sub-transfer agency, recordkeeping, or similar services to participants in the omnibus accounts. This reduces or eliminates the need for those services to be provided by DSC and/or DTI. In such cases, the Funds may pay a sub-transfer agency or recordkeeping fee based on the number of participants in the entity's omnibus account. Entities receiving such fees may also receive 12b-1 fees.

In addition, Founders and DSC may from time to time make additional payments from their revenues to securities dealers and other financial institutions that provide shareholder services, recordkeeping, and/or other administrative services to the Funds.

BROKERAGE ALLOCATION

Subject to the policy of seeking the best execution of orders at the most favorable prices, sales of Fund shares may be considered as a factor in the selection of brokerage firms to execute Fund portfolio transactions. The Statement of Additional Information further explains the selection of brokerage firms.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund's financial performance for the five years ended December 31, 2002. Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in Class F shares of a Fund, assuming reinvestment of all dividends and distributions.

These financial highlights have been audited by PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP's report and the Funds' financial statements are included in the Funds' 2002 Annual Reports, which are available upon request or at www.founders.com.

DREYFUS FOUNDERS BALANCED FUND--CLASS F

                                                                        YEAR ENDED DECEMBER 31
                                                         2002         2001         2000         1999          1998
PER SHARE DATA
Net Asset Value--beginning of year                    $   8.20     $   9.22     $  10.47     $    12.19     $    11.35
                                                      --------     --------     --------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                     0.07         0.10         0.15           0.32           0.30
Net gains (losses) on securities (both realized and
unrealized)                                              (1.50)       (1.02)       (1.23)         (0.61)          1.27
                                                      --------     --------     --------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                         (1.43)       (0.92)       (1.08)         (0.29)          1.57
                                                      --------     --------     --------     ----------     ----------
LESS DISTRIBUTIONS
From net investment income                               (0.08)       (0.10)       (0.15)         (0.32)         (0.30)
From net realized gains                                   0.00         0.00        (0.02)         (1.11)         (0.43)
                                                      --------     --------     --------     ----------     ----------
TOTAL DISTRIBUTIONS                                      (0.08)       (0.10)       (0.17)         (1.43)         (0.73)
                                                      --------     --------     --------     ----------     ----------
Net Asset Value--end of year                          $   6.69     $   8.20     $   9.22     $    10.47     $    12.19
                                                      ========     ========     ========     ==========     ==========
TOTAL RETURN                                            (17.46%)      (9.94%)     (10.44%)        (2.22%)        13.96%

RATIOS/SUPPLEMENTAL DATA
Net assets--end of year (000s omitted)                $130,314     $297,068     $552,675     $1,055,825     $1,244,221
Net expenses to average net assets(1)                     1.42%        1.22%        1.07%          0.97%          0.99%
Gross expenses to average net assets(1)                   1.43%        1.23%        1.08%          0.98%          1.00%
Net investment income to average net assets               0.99%        1.20%        1.41%          2.64%          2.51%
Portfolio turnover rate(2)                                 122%         111%         126%           218%           211%

(1) Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
(2) Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
See notes to financial statements.

DREYFUS FOUNDERS DISCOVERY FUND--CLASS F

                                                                                    YEAR ENDED DECEMBER 31
                                                                    2002          2001          2000         1999         1998
PER SHARE DATA
Net Asset Value--beginning of year                                $  28.45     $  34.74     $    40.86     $  24.37     $  23.45
                                                                  --------     --------     ----------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)                                                (0.36)       (0.20)         (0.07)       (0.08)       (0.07)
Net gains (losses) on securities (both realized and unrealized)      (9.05)       (5.99)         (3.44)       22.72         3.15
                                                                  --------     --------     ----------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                                     (9.41)       (6.19)         (3.51)       22.64         3.08
                                                                  --------     --------     ----------     --------     --------
LESS DISTRIBUTIONS
From net investment income                                            0.00         0.00           0.00         0.00         0.00
From net realized gains                                               0.00        (0.10)         (2.61)       (6.15)       (2.16)
                                                                  --------     --------     ----------     --------     --------
TOTAL DISTRIBUTIONS                                                   0.00        (0.10)         (2.61)       (6.15)       (2.16)
                                                                  --------     --------     ----------     --------     --------
Net Asset Value--end of year                                      $  19.04     $  28.45     $    34.74     $  40.86     $  24.37
                                                                  ========     ========     ==========     ========     ========
TOTAL RETURN                                                        (33.08)%     (17.81%)        (8.26%)      94.59%       14.19%

RATIOS/SUPPLEMENTAL DATA
Net assets--end of year (000s omitted)                            $498,970     $847,330     $1,066,003     $806,152     $241,124
Net expenses to average net assets(1)                                 1.40%        1.24%          1.25%        1.45%        1.55%
Gross expenses to average net assets(1)                               1.41%        1.25%          1.28%        1.46%        1.57%
Net investment (loss) to average net assets                          (1.13%)      (0.64%)        (0.46%)      (0.96%)      (0.91%)
Portfolio turnover rate(2)                                             128%         110%           108%         157%         121%

(1) Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

(2) Portfolio turnover rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
See notes to financial statements.

DREYFUS FOUNDERS GOVERNMENT SECURITIES FUND - CLASS F

                                                                                   YEAR ENDED DECEMBER 31
                                                                    2002        2001        2000        1999        1998
PER SHARE DATA
Net Asset Value--beginning of year                                $  9.55     $  9.41     $  8.96     $  9.74     $  9.28
                                                                  -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                                0.38        0.45        0.47        0.42        0.43
Net gains (losses) on securities (both realized and unrealized)      0.63        0.14        0.45       (0.78)       0.46
                                                                  -------     -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS                                     1.01        0.59        0.92       (0.36)       0.89
                                                                  -------     -------     -------     -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                          (0.38)      (0.45)      (0.47)      (0.42)      (0.43)
From net realized gains(1)                                           0.00        0.00        0.00        0.00        0.00
                                                                  -------     -------     -------     -------     -------
TOTAL DISTRIBUTIONS                                                 (0.38)      (0.45)      (0.47)      (0.42)      (0.43)
                                                                  -------     -------     -------     -------     -------
Net Asset Value--end of year                                      $ 10.18     $  9.55     $  9.41     $  8.96     $  9.74
                                                                  =======     =======     =======     =======     =======
TOTAL RETURN                                                        10.86%       6.37%      10.57%      (3.77%)      9.76%

RATIOS/SUPPLEMENTAL DATA
Net assets--end of year (000s omitted)                            $15,318     $11,967     $10,384     $13,276     $15,220
Net expenses to average net assets(2,3)                              0.92%       0.98%       1.29%       1.31%       1.25%
Gross expenses to average net assets(2,3)                            0.93%       1.00%       1.35%       1.35%       1.28%
Net investment income to average net assets(3)                       3.90%       4.67%       5.13%       4.47%       4.46%
Portfolio turnover rate(4)                                             28%         73%         88%        127%         90%

(1) Distributions from net realized gains for the year ended December 31, 2000 aggregated less than $0.01 on a per share basis.
(2) Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
(3) Certain fees were waived by the management company. Had these fees not been waived, the net expense ratios would have been 1.47% (2002), 1.48% (2001), 1.49%
(2000), 1.49% (1999), and 1.46% (1998). The gross expense ratios would have been 1.48% (2002), 1.50% (2001), 1.55% (2000), 1.53% (1999), and 1.49% (1998). The
net investment income ratios would have been 3.35% (2002), 4.17% (2001), 4.93%
(2000), 4.29% (1999), and 4.25% (1998).
(4) Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
See notes to financial statements.

DREYFUS FOUNDERS GROWTH FUND--CLASS F

                                                                                  YEAR ENDED DECEMBER 31
                                                              2002         2001          2000           1999           1998
PER SHARE DATA
Net Asset Value--beginning of year                          $  10.53     $  14.03     $    23.87     $    20.41     $    17.28
                                                            --------     --------     ----------     ----------     ----------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                   (0.22)       (0.15)         (0.21)         (0.09)          0.01
Net gains (losses) on securities (both realized and
unrealized)                                                    (2.83)       (3.35)         (6.21)          7.73           4.26
                                                            --------     --------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                               (3.05)       (3.50)         (6.42)          7.64           4.27
                                                            --------     --------     ----------     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income(1)                                   0.00         0.00           0.00           0.00          (0.01)
From net realized gains                                         0.00         0.00          (3.42)         (4.18)         (1.13)
                                                            --------     --------     ----------     ----------     ----------
TOTAL DISTRIBUTIONS                                             0.00         0.00          (3.42)         (4.18)         (1.14)
                                                            --------     --------     ----------     ----------     ----------
Net Asset Value--end of year                                $   7.48     $  10.53     $    14.03     $    23.87     $    20.41
                                                            ========     ========     ==========     ==========     ==========
TOTAL RETURN                                                  (28.96%)     (24.95%)       (27.23%)        39.06%         25.04%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of year (000s omitted)                      $443,307     $865,425     $1,441,466     $3,323,606     $2,360,180
Net expenses to average net assets(2)                           1.37%        1.30%          1.06%          1.08%          1.08%
Gross expenses to average net assets(2)                         1.38%        1.31%          1.07%          1.09%          1.10%
Net investment income (loss) to average net assets             (0.46%)      (0.58%)        (0.58%)        (0.47)%         0.05%
Portfolio turnover rate(3)                                       139%         152%           182%           117%           143%

(1) Distributions from net investment income for the year ended December 31, 1999 aggregated less than $0.01 on a per share basis.
(2) Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
(3) Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
See notes to financial statements.

DREYFUS FOUNDERS GROWTH AND INCOME FUND--CLASS F


                                                                                          YEAR ENDED DECEMBER 31
                                                                    2002          2001         2000         1999         1998
PER SHARE DATA
Net Asset Value--beginning of year                                $   4.69     $   5.69     $   7.61     $   7.32     $   6.92
                                                                  --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)(1)                                       0.00         0.00        (0.02)        0.00         0.71
Net gains (losses) on securities (both realized and unrealized)      (1.19)       (1.00)       (1.47)        1.06         0.51
                                                                  --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                                     (1.19)       (1.00)       (1.49)        1.06         1.22
                                                                  --------     --------     --------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income(2)                                         0.00         0.00         0.00         0.00        (0.11)
From net realized gains(3)                                            0.00         0.00        (0.43)       (0.77)       (0.71)
                                                                  --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                                   0.00         0.00        (0.43)       (0.77)       (0.82)
                                                                  --------     --------     --------     --------     --------
Net Asset Value--end of year                                      $   3.50     $   4.69     $   5.69     $   7.61     $   7.32
                                                                  ========     ========     ========     ========     ========
TOTAL RETURN                                                        (25.33%)     (17.55%)     (19.57%)      15.03%       17.78%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of year (000s omitted)                            $191,701     $288,752     $385,816     $535,035     $542,307
Net expenses to average net assets(4)                                 1.08%        1.14%        1.10%        1.12%        1.08%
Gross expenses to average net assets(4)                               1.08%        1.14%        1.12%        1.13%        1.10%
Net investment income (loss) to average net assets                    0.11%        0.02%       (0.24%)      (0.05%)       1.38%
Portfolio turnover rate(5)                                             152%         144%         165%         165%         259%

(1) Net investment income (loss) for the years ended December 31, 2002, 2001 and 1999 aggregated less than $0.01 on a per share basis.
(2) Distributions from net investment income (loss) for the year ended December 31, 2002 aggregated less than $0.01 on a per share basis.
(3) Distributions from net realized gains for the year ended December 31, 2001 aggregated less than $0.01 on a per share basis.
(4) Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
(5) Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
See notes to financial statements.

DREYFUS FOUNDERS INTERNATIONAL EQUITY FUND--CLASS F

                                                                                   YEAR ENDED DECEMBER 31
                                                                    2002        2001        2000        1999        1998
PER SHARE DATA
Net Asset Value--beginning of year                                $ 10.03     $ 14.40     $ 19.87     $ 14.03     $ 12.05
                                                                  -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                        (0.05)      (0.07)      (0.08)      (0.05)       0.03
Net gains (losses) on securities (both realized and unrealized)     (2.79)      (4.30)      (3.49)       8.07        2.02
                                                                  -------     -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS                                    (2.84)      (4.37)      (3.57)       8.02        2.05
                                                                  -------     -------     -------     -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                          (0.01)       0.00        0.00        0.00        0.00
From net realized gains                                              0.00        0.00       (1.90)      (2.18)      (0.07)
                                                                  -------     -------     -------     -------     -------
TOTAL DISTRIBUTIONS                                                 (0.01)       0.00       (1.90)      (2.18)      (0.07)
                                                                  -------     -------     -------     -------     -------
Net Asset Value--end of year                                      $  7.18     $ 10.03     $ 14.40     $ 19.87     $ 14.03
                                                                  =======     =======     =======     =======     =======
TOTAL RETURN                                                       (28.30%)    (30.35%)    (17.65%)     58.71%      17.01%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of year (000s omitted)                            $ 9,321     $16,640     $30,040     $35,607     $18,938
Net expenses to average net assets(1,2)                              1.40%       1.52%       1.80%       1.80%       1.80%
Gross expenses to average net assets(1,2)                            1.40%       1.55%       1.84%       1.82%       1.83%
Net investment income (loss) to average net assets(2)               (0.12%)     (0.26%)     (0.55%)     (0.36%)      0.02%
Portfolio turnover rate(3)                                            220%        213%        184%        205%        148%

(1) Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
(2) Certain fees were reimbursed by the management company. Had these fees not been reimbursed, the net expense ratios would have been 2.13% (2002), 1.96%
(2001), 1.91% (2000), 1.97% (1999), and 1.89% (1998). The gross expense ratios would have been 2.13% (2002), 1.99% (2001), 1.95% (2000), 1.99% (1999), and
1.92% (1998). The net investment income (loss) ratios would have been (0.61%)
(2002), (0.70%) (2001), (0.66%) (2000), (0.53%) (1999), and (0.07%) (1998).
(3) Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
See notes to financial statements.

DREYFUS FOUNDERS MID-CAP GROWTH FUND--CLASS F

                                                                                      YEAR ENDED DECEMBER 31
                                                                    2002        2001         2000         1999         1998
PER SHARE DATA
Net Asset Value--beginning of year                                $  3.47     $   4.36     $   8.68     $   7.44     $   7.72
                                                                  -------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment (loss)                                               (0.04)       (0.05)       (0.03)       (0.08)       (0.03)
Net gains (losses) on securities (both realized and unrealized)     (0.81)       (0.84)       (2.06)        3.12        (0.11)
                                                                  -------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                                    (0.85)       (0.89)       (2.09)        3.04        (0.14)
                                                                  -------     --------     --------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income(1)                                        0.00         0.00         0.00         0.00         0.00
From net realized gains                                              0.00         0.00        (2.23)       (1.80)       (0.14)
                                                                  -------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                                  0.00         0.00        (2.23)       (1.80)       (0.14)
                                                                  -------     --------     --------     --------     --------
Net Asset Value--end of year                                      $  2.62     $   3.47     $   4.36     $   8.68     $   7.44
                                                                  =======     ========     ========     ========     ========
TOTAL RETURN                                                       (24.50%)     (20.41%)     (23.69%)      42.27%       (1.73%)

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of year (000s omitted)                            $89,970     $119,708     $166,365     $253,385     $252,855
Net expenses to average net assets(2)                                1.56%        1.37%        1.36%        1.40%        1.33%
Gross expenses to average net assets(2)                              1.56%        1.39%        1.39%        1.42%        1.35%
Net investment (loss) to average net assets                         (1.22%)      (0.84%)      (0.92%)      (0.98%)      (0.39%)
Portfolio turnover rate(3)                                            216%         214%         226%         186%         152%

(1) Distributions from net investment income for the years ended December 31, 1999 and 1998 aggregated less than $0.01 on a per share basis.
(2) Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
(3) Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
See notes to financial statements.

DREYFUS FOUNDERS MONEY MARKET FUND--CLASS F

                                                                                    YEAR ENDED DECEMBER 31
                                                           2002        2001        2000         1999         1998
PER SHARE DATA
Net Asset Value--beginning of year                       $  1.00     $  1.00     $   1.00     $   1.00     $   1.00
                                                         -------     -------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income                                       0.01        0.03         0.05         0.04         0.05
Net gains on securities (both realized and unrealized)      0.00        0.00         0.00         0.00         0.00
                                                         -------     -------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                            0.01        0.03         0.05         0.04         0.05
                                                         -------     -------     --------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                 (0.01)      (0.03)       (0.05)       (0.04)       (0.05)
From net realized gains                                     0.00        0.00         0.00         0.00         0.00
                                                         -------     -------     --------     --------     --------
TOTAL DISTRIBUTIONS                                        (0.01)      (0.03)       (0.05)       (0.04)       (0.05)
                                                         -------     -------     --------     --------     --------
Net Asset Value--end of year                             $  1.00     $  1.00     $   1.00     $   1.00     $   1.00
                                                         =======     =======     ========     ========     ========
TOTAL RETURN                                                0.98%       3.40%        5.62%        4.35%        4.67%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of year (000s omitted)                   $60,086     $75,928     $103,953     $ 92,866     $ 91,415
Net expenses to average net assets(1,2)                     0.80%       0.79%        0.84%        0.89%        0.85%
Gross expenses to average net assets(1,2)                   0.80%       0.79%        0.87%        0.91%        0.87%
Net investment income to average net assets(2)              0.98%       3.38%        5.54%        4.30%        4.67%

(1) Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
(2) Certain fees were waived by the management company or its affiliates for the years ended December 31, 2002 and 2001. Had these fees not been waived, the net expense ratios would have been 0.87% (2002) and 0.84% (2001). The gross expense ratios would have been 0.87% (2002) and 0.84% (2001). The net investment income ratios would have been 0.91% (2002) and 3.33% (2001).
See notes to financial statements.

DREYFUS FOUNDERS PASSPORT FUND--CLASS F

                                                                                     YEAR ENDED DECEMBER 31
                                                                     2002       2001        2000         1999         1998
PER SHARE DATA
Net Asset Value--beginning of year                                $  9.67     $ 14.17     $  22.93     $  14.93     $  13.64
                                                                  -------     -------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                        (0.23)      (0.22)       (0.19)       (0.11)        0.00
Net gains (losses) on securities (both realized and unrealized)     (1.31)      (4.28)       (6.60)       12.94         1.68
                                                                  -------     -------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                                    (1.54)      (4.50)       (6.79)       12.83         1.68
                                                                  -------     -------     --------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                           0.00        0.00         0.00         0.00        (0.01)
From net realized gains                                              0.00        0.00        (1.97)       (4.83)       (0.38)
                                                                  -------     -------     --------     --------     --------
TOTAL DISTRIBUTIONS                                                  0.00        0.00        (1.97)       (4.83)       (0.39)
                                                                  -------     -------     --------     --------     --------
Net Asset Value--end of year                                      $  8.13     $  9.67     $  14.17     $  22.93     $  14.93
                                                                  =======     =======     ========     ========     ========
TOTAL RETURN                                                       (15.93%)    (31.76%)     (29.65%)      87.44%       12.50%


RATIOS/SUPPLEMENTAL DATA
Net Assets--end of year (000s omitted)                            $50,742     $78,574     $182,036     $261,437     $124,572
Net expenses to average net assets(1,2)                              2.18%       1.90%        1.59%        1.63%        1.52%
Gross expenses to average net assets(1,2)                            2.18%       1.92%        1.61%        1.64%        1.54%
Net investment income (loss) to average net assets(2)               (0.74%)     (0.30%)      (0.88%)      (0.91%)       0.09%
Portfolio turnover rate(3)                                            495%        704%         535%         330%          34%

(1) Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.
(2) Certain fees were waived by the custodian for the year ended December 31, 2002. Had these fees not been waived, the net expense ratio would have been 2.21%. The gross expense ratio would have been 2.21%. The net investment (loss) ratio would have been (0.77%).
(3) Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
See notes to financial statements.

DREYFUS FOUNDERS WORLDWIDE GROWTH FUND--CLASS F

                                                                                    YEAR ENDED DECEMBER 31
                                                                    2002        2001         2000         1999         1998
PER SHARE DATA
Net Asset Value--beginning of year                                $ 11.72     $  15.69     $  25.17     $  22.06     $  21.11
                                                                  -------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)                                        (0.13)       (0.14)       (0.16)       (0.06)        0.08
Net gains (losses) on securities (both realized and unrealized)     (3.26)       (3.83)       (5.45)       10.11         1.90
                                                                  -------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS                                    (3.39)       (3.97)       (5.61)       10.05         1.98
                                                                  -------     --------     --------     --------     --------
LESS DIVIDENDS AND DISTRIBUTIONS
From net investment income                                           0.00         0.00         0.00         0.00        (0.09)
From net realized gains                                              0.00         0.00        (3.87)       (6.94)       (0.94)
                                                                  -------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS                                                  0.00         0.00        (3.87)       (6.94)       (1.03)
                                                                  -------     --------     --------     --------     --------
Net Asset Value--end of year                                      $  8.33     $  11.72     $  15.69     $  25.17     $  22.06
                                                                  =======     ========     ========     ========     ========
TOTAL RETURN                                                       (28.92%)     (25.30%)     (22.14%)      48.78%        9.63%

RATIOS/SUPPLEMENTAL DATA
Net Assets--end of year (000s omitted)                            $59,890     $101,592     $176,405     $284,839     $272,053
Net expenses to average net assets(1)                                1.84%        1.60%        1.52%        1.53%        1.47%
Gross expenses to average net assets(1)                              1.84%        1.61%        1.54%        1.55%        1.49%
Net investment income (loss) to average net assets                  (0.55%)      (0.50%)      (0.67%)      (0.27%)       0.33%
Portfolio turnover rate(2)                                            211%         145%         210%         157%          86%

(1) Ratio of Net Expenses to Average Net Assets reflects reductions in a Fund's expenses through the use of brokerage commissions and custodial and transfer agent credits. Ratio of Gross Expenses to Average Net Assets is the total of a Fund's operating expenses before expense offset arrangements and earnings credits divided by its average net assets for the stated period.

(2) Portfolio Turnover Rate is a measure of portfolio activity that is calculated by dividing the lesser of purchases or sales of securities, excluding securities having maturity dates at acquisition of one year or less, by the average value of the portfolio securities held during the period, which is a rolling 12-month period.
See notes to financial statements.

This page intentionally left blank.

FOR FURTHER INFORMATION
More information about the Funds is available to you free of charge. The Funds' Annual and Semiannual Reports contain the Funds' financial statements, portfolio holdings, and historical performance. You will also find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance in these reports. In addition, a current Statement of Additional Information (SAI) containing more detailed information about the Funds and their policies has been filed with the Securities and Exchange Commission and is incorporated by reference as part of this Prospectus. You can request copies of the Annual and Semiannual Reports and the SAI, or obtain other information:

BY TELEPHONE                      Call 1-800-525-2440

BY MAIL                           Dreyfus Founders Funds
                                  144 Glenn Curtiss Boulevard
                                  Uniondale, NY 11556-0144


BY E-MAIL                         Send your request or inquiry to
                                  comments@founders.com.


ON THE INTERNET                   Fund documents can be viewed and downloaded at
                                  www.founders.com. Fund documents also can be viewed or downloaded from the EDGAR database on the Securities and Exchange Commission's
                                  Internet site at www.sec.gov.

BY E-MAIL, MAIL OR IN PERSON      E-mail the Securities and Exchange Commission
FROM THE SECURITIES AND EXCHANGE  at publicinfo@sec.gov.
COMMISSION (YOU WILL PAY A        Visit or write:
COPYING FEE)                           SEC's Public Reference Section
                                       Washington, D.C. 20549-0102
                                       1-202-942-8090

                            DREYFUS FOUNDERS FUNDS(R)
                             THE GROWTH SPECIALISTS

A-236-PRS03                       Dreyfus Founders Funds' SEC File No. 811-01018